                                                                    Exhibit 10.2


                                                                  EXECUTION COPY




                              AMENDED AND RESTATED

                            STOCKHOLDERS' AGREEMENT

                                  DATED AS OF

                               SEPTEMBER 29, 2003

                                  BY AND AMONG

                                 SEMINIS, INC.

                                      AND

                              THE INVESTORS LISTED
                         ON THE SIGNATURE PAGES HERETO
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                               TABLE OF CONTENTS

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ARTICLE I  DEFINITIONS...........................................................................................    3


ARTICLE II  RESTRICTIONS ON TRANSFERS OF STOCK...................................................................   14


         2.1      General Limitations on Transfers...............................................................   14
                  2.1.1    Transfers Generally...................................................................   14
                  2.1.2    Recordation...........................................................................   15
                  2.1.3    Obligations of Transferees............................................................   15
                  2.1.4    Transfers to Restricted Persons.......................................................   15

         2.2      Compliance with Securities Laws................................................................   16

         2.3      Certain Permitted Transfers....................................................................   16
                  2.3.1    FPSH/NML/ABP/PGGM Affiliate Transfers.................................................   16
                  2.3.2    Co-Investor Transfers.................................................................   16
                  2.3.3    Transfers by Management Investors.....................................................   17
                  2.3.4    Transfers by FPSH Affiliate Transferees, Co-Investor Transferees and Management
                           Transferees...........................................................................   17
                  2.3.5    Romo Family Transfers.................................................................   17
                  2.3.6    Transfers to Romo Persons or FPSH.....................................................   18
                  2.3.7    Pledges...............................................................................   18
                  2.3.8    NML/ABP/PGGM Permitted Sales..........................................................   18
                  2.3.9    General...............................................................................   18

         2.4      Sale Initiatives...............................................................................   19
                  2.4.1    Romo Sale Initiative..................................................................   19
                  2.4.2    FPSH Sale Initiative..................................................................   20
                  2.4.3    Required Third-Party Sale.............................................................   21
                  2.4.4    TPS Sale Agreement....................................................................   21
                  2.4.5    No Liability..........................................................................   22

         2.5      FPSH Drag Sale.................................................................................   22
                  2.5.1    Exercise..............................................................................   23
                  2.5.2    Sale Agreement........................................................................   23
                  2.5.3    No Liability..........................................................................   24

         2.6      Tag-Along Rights...............................................................................   24
                  2.6.1    Tag Notice............................................................................   24
                  2.6.2    Tag-Along Election....................................................................   25
                  2.6.3    Seller's Rights to Transfer...........................................................   25
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                                      -i-
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         2.7      Additional Provisions Relating to Restrictions on Transfers....................................   27
                  2.7.l    Legends...............................................................................   27
                  2.7.2    Copy of Agreement.....................................................................   27
                  2.7.3    Termination of Restrictions...........................................................   27

         2.8      Treatment of Hurdle Co-Investment Rights.......................................................   28

ARTICLE III   REGISTRATION RIGHTS................................................................................   28


         3.1      Piggyback and Demand Registrations.............................................................   28
                  3.1.1    Piggyback Registrations...............................................................   28
                  3.1.2    Demand Registrations..................................................................   29
                  3.1.3    Expenses..............................................................................   30
                  3.1.4    Priority in Piggyback and Demand Registrations........................................   30
                  3.1.5    Underwriting Requirements.............................................................   31

         3.2      Registration Procedures........................................................................   31

         3.3      Indemnification................................................................................   34

         3.4      Holdback Agreement.............................................................................   37

         3.5      Deferral.......................................................................................   38

ARTICLE IV  MANAGEMENT INVESTOR PUT AND CALL RIGHTS..............................................................   38


         4.1      Call Rights....................................................................................   38

         4.2      Put Rights.....................................................................................   39

         4.3      Withholdings...................................................................................   40

ARTICLE V  CORPORATE GOVERNANCE..................................................................................   40


         5.1      Business Plans.................................................................................   40
                  5.1.1    2004 Annual Business Plan.............................................................   40
                  5.1.2    Initial Three-Year Business Plan......................................................   41
                  5.1.3    Annual Business Plans - Romo Control..................................................   42
                  5.1.4    Annual Business Plans - FPSH Control..................................................   42
                  5.1.5    Amendments............................................................................   43
                  5.1.6    Deadlock Mechanics....................................................................   43
                  5.1.7    Good Faith Efforts....................................................................   44

         5.2      Board of Directors.............................................................................   44
                  5.2.1    Initial Composition...................................................................   44
                  5.2.2    Default Composition...................................................................   45
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                                      -ii-
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                  5.2.3    Committee Designation.................................................................   45
                  5.2.4    Voting Obligation.....................................................................   46

         5.3      Approval Rights................................................................................   46
                  5.3.1    FPSH Approval Rights..................................................................   46
                  5.3.2    Basic Romo Approval Rights............................................................   48
                  5.3.3    Additional Romo Approval Rights.......................................................   49

         5.4      Information Rights.............................................................................   49

ARTICLE VI  BUSINESS OPPORTUNITIES...............................................................................   49


         6.1      Business Investment Offers.....................................................................   49

         6.2      Company Determinations.........................................................................   50

         6.3      Permitted Opportunity..........................................................................   50

         6.4      Exceptions.....................................................................................   50

         6.5      Affiliates of FPSH.............................................................................   50

ARTICLE VII  MISCELLANEOUS.......................................................................................   51


         7.1      Term...........................................................................................   51

         7.2      No Voting or Conflicting Agreements............................................................   51

         7.3      Ownership Interests in Certain Persons.........................................................   52

         7.4      Specific Performance...........................................................................   52

         7.5      Notices........................................................................................   52

         7.6      Representative Capacity........................................................................   52

         7.7      Successors and Assigns.........................................................................   53

         7.8      Recapitalizations and Exchanges Affecting Common Stock.........................................   53

         7.9      Governing Law; Consent to Jurisdiction; Waiver of Jury Trial...................................   53

         7.10     Descriptive Headings, Etc......................................................................   54

         7.11     Amendment......................................................................................   54

         7.12     Severability...................................................................................   54
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                                     -iii-
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         7.13     Further Assurances.............................................................................   55

         7.14     Complete Agreement; Counterparts...............................................................   55

         7.15     Certain Transactions and Fees..................................................................   55

         7.16     No Third-Party Beneficiaries...................................................................   55

         7.17     Sophisticated Investors........................................................................   55

Exhibits

Exhibit A - Corporate Policies and Procedures
Exhibit B - Sample Calculation of IRR Hurdle
Exhibit C - Targets
Exhibit D - Restricted Persons

Schedules

Schedule I Stockholder holdings of Common Stock, Co-Investment Rights, Warrants and Options after closing of transactions contemplated by the Contribution Agreement, Merger Agreement and FPSH Stock Purchase Agreement

Schedule II       Ownership Interests in Certain Persons

                              AMENDED AND RESTATED
                            STOCKHOLDERS' AGREEMENT

            AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT, dated as of September 29, 2003 (the "Agreement"), by and among SEMINIS, INC., a Delaware corporation (the "Company"), FOX PAINE CAPITAL FUND II, L.P., a Delaware limited partnership, FOX PAINE CAPITAL FUND II CO-INVESTORS, L.P., a Delaware limited partnership, E AND A `J' TRUST, FPC INVESTMENT GP, FPSH COINVESTMENT FUND I, LLC, a Delaware limited liability company, FPSH COINVESTMENT FUND II, LLC, a Delaware limited liability company, FPSH COINVESTMENT FUND III, LLC, a Delaware limited liability company, FPSH COINVESTMENT FUND IV, LLC, a Delaware limited liability company, FPSH COINVESTMENT FUND V, LLC, a Delaware limited liability company, ALFONSO ROMO GARZA ("Mr. Romo"), GASPAR ALVAREZ, FRANCO CAMPANA, BRUNO FERRARI, CHARLES EDWARD GREEN, LUIS MAIZ, MATEO MAZAL, BERNARDO JIMENEZ BARRERA, ADRIAN RODRIGUEZ MACEDO, JOSE MANUEL MADERO, JEAN PIERRE POSA, BANCA AFIRME, S.A., INSTITUCION DE BANCA MULTIPLE, AFIRME GRUPO FINANCIERO, AS TRUSTEE, UNDER THE IRREVOCABLE ADMINISTRATION AND PAYMENT TRUST NUMBER 167-5 (FIDEICOMISO IRREVOCABLE DE ADMINISTRACION Y PAGO NUMERO 167-5), a trust organized under the United Mexican States (the "ARG Trust"), CONJUNTO ADMINISTRATIVO INTEGRAL, S.A. DE C.V., a corporation (sociedad anonima de capital variable) organized under the United Mexican States ("CAI"), EMPRIMA, S.A. DE C.V., a corporation (sociedad anonima de capital variable) organized under the United Mexican States ("Emprima"), PARK FINANCIAL GROUP, LTD, (BVI), a British Virgin Islands Company ("Park"), DESARROLLO CONSOLIDADO DE NEGOCIOS, S.A. DE C.V., a corporation (sociedad anonima de capital variable) organized under the United Mexican States (the "Rights Holder"), SAVIA, S.A. DE C.V., a corporation (sociedad anonima de capital variable) organized under the United Mexican States ("Savia"), BANCA AFIRME, S.A. INSTITUCION DE BANCA MULTIPLE, AFIRME GRUPO FINANCIERO, AS TRUSTEE, UNDER THE ADMINISTRATION TRUST NUMBER 243-4 (FIDEICOMISO DE ADMINISTRACION), a trust organized under the United Mexican States ("Bondholder SPC"), THE IRREVOCABLE ADMINISTRATION AND PAYMENT TRUST NUMBER 131-4 ENTERED INTO BY BANCA AFIRME, S.A., INSTITUCION DE BANCA MULTIPLE, AFIRME GRUPO FINANCIERO, IN ITS CAPACITY AS TRUSTEE AND PULSAR INTERNACIONAL, S.A. DE C.V., EXECUTED ON JULY 23, 2001, AS AMENDED, a trust organized under the United Mexican States (the "Pulsar Administration and Payment Trust"), MARCELA GONZALEZ, THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ("NML"), STICHTING PENSIOENFONDS ABP ("ABP") and STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN ("PGGM"). Employees, directors, consultants and certain other Persons (as defined below) having significant business relationships with the Company and its Affiliates (as defined below) may be issued shares of Common Stock (as defined below) (or other equity securities of the Company) or securities convertible into or exchangeable for Common Stock (or other equity securities of the Company) subject to the terms of this Agreement, and, if so issued, the Company, without the consent of any other party hereto, may amend this Agreement to allow any such Person the Company so chooses to become a party hereto and list such Person on Schedule I hereto, subject to such Person becoming a signatory to this Agreement. The parties hereto (other than the Company) and any other Person who shall hereafter acquire shares of Common Stock (or other equity securities of the Company) or securities convertible into or exchangeable for Common Stock (or other equity securities of the Company) pursuant to the provisions of, and/or subject to the restrictions and rights set forth in, this Agreement (including through participation in certain Company stock or option plans) are sometimes hereinafter referred to individually as a "Stockholder" or collectively as the "Stockholders."

                                    RECITALS

            WHEREAS, as of the Effective Date (as defined below), the Company had authorized 200,000,000 shares of Common Stock, par value $0.01 per share ("Common Stock"), each share of which is entitled to one vote on all Stockholder matters as more specifically provided in the restated certificate of incorporation, as amended, of the Company (the "Certificate"), and of which 63,961,879 shares of Common Stock were issued and outstanding immediately after the Effective Date;

            WHEREAS, the Company has reserved, as of the Effective Date, shares of Common Stock for issuance pursuant to the Amended and Restated Seminis, Inc. 1998 Stock Option Plan (the "1998 Stock Incentive Plan"), shares of Common Stock for issuance in connection with grants of restricted stock units (the "Restricted Stock Units"), shares of Common Stock for issuance pursuant to the Co-Investment Rights (as defined below) and shares of Common Stock for issuance pursuant to certain warrants to purchase shares of Common Stock;

            WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of May 30, 2003, by and among the Company, Seminis Acquisition LLC, a Delaware limited liability company ("Parent") and Seminis Merger Corp., a Delaware corporation ("Merger Sub") (the "Merger Agreement"), Merger Sub merged with and into the Company (the "Merger") with the Company as the surviving corporation in the Merger;

            WHEREAS, pursuant to the Contribution Agreement, dated as of May 30, 2003, as amended, by and among Parent, Savia, the ARG Trust, the Rights Holder, Emprima, CAI, Park, Mr. Romo and certain members of management of the Company and Savia, the ARG Trust, CAI, Park, Savia and certain members of management of the Company and Savia received shares of Common Stock immediately following the Merger;

            WHEREAS, pursuant to the FPSH Stock Purchase Agreement, dated as of May 30, 2003, by and among FPSH, the ARG Trust, Parent and Merger Sub (as amended from time to time, the "FPSH Stock Purchase Agreement"), immediately following the Merger, FPSH purchased the FPSH Sale Shares (as defined in the FPSH Stock Purchase Agreement) from Parent and the ARG Trust purchased 900,737 shares of Common Stock from Parent;

            WHEREAS, pursuant to the Stock Purchase Agreement, dated as of September 28, 2003, by and between Marcela Gonzalez and Parent, immediately following the Merger, Marcela Gonzalez purchased 805,598 shares of Common Stock from Parent;

            WHEREAS, pursuant to the Stock Purchase Agreement, dated as of September 29, 2003, by and between Bondholder SPC and Parent, immediately following the Merger, Bondholder SPC purchased 3,606,666 shares of Common Stock from Parent;

            WHEREAS, immediately following the Merger, Savia Transferred to the Pulsar Administration and Payment Trust 3,844,117 shares of Common Stock and the ARG Trust Transferred to Emprima 4,365,257 shares of Common Stock;

            WHEREAS, in connection with the Merger and the transactions contemplated by the FPSH Stock Purchase Agreement, the Company entered into the Co-Investment Rights Agreements with the Rights Holder and FPSH;

            WHEREAS, pursuant to the Class C PIK Preferred Stock and Warrant Subscription Agreement, dated as of September 28, 2003, by and between Merger Sub and NML, immediately following the Merger, NML purchased 40,000 shares of Class C PIK Preferred Stock, $.0l par value, of the Company (the "Class C PIK Preferred Stock") and entered into a warrant agreement with the Company, of even date herewith, pursuant to which NML received warrants to purchase 2,980,839 shares of Common Stock;

            WHEREAS, pursuant to the Class C PIK Preferred Stock and Warrant Subscription Agreement, dated as of September 28, 2003, by and among Merger Sub, ABP and PGGM, immediately following the Merger, (i) ABP purchased 8,571 shares of Class C PIK Preferred Stock, and entered into a warrant agreement with the Company, of even date herewith, pursuant to which ABP received warrants to purchase 638,719 shares of Common Stock and (ii) PGGM purchased 1,429 shares of Class C PIK Preferred Stock, and entered into a warrant agreement with the Company, of even date herewith, pursuant to which PGGM received warrants to purchase 106,491 shares of Common Stock; and

            WHEREAS, the parties hereto desire to restrict the sale, assignment, transfer, encumbrance or other disposition of the Common Stock (or other equity securities of the Company) or securities convertible into or exchangeable for Common Stock (or other equity securities of the Company) that the parties hereto shall own, or may hereafter acquire, and to provide for certain rights and obligations in respect thereof as hereinafter provided.

            NOW, THEREFORE, in consideration of the premises and of the terms and conditions contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

            As used in this Agreement, the following terms shall have the meanings ascribed to them below:

            "ABP" shall have the meaning ascribed to it in the Preamble hereto.

            "Affected Holder" shall have the meaning ascribed to it in Section
7.11 hereof.

            "Affiliate" of a Person shall mean another Person, directly or indirectly, controlled by, controlling or under common control with such first Person. The term "Affiliated" shall have a correlative meaning.

            "Agreement" shall have the meaning ascribed to it in the Preamble hereto.

            "Annual Business Plan" shall mean, with respect to a particular fiscal year, a detailed one-year business, operating and strategic plan for the Company, which plan shall show in reasonable detail (i) the revenues, expenses and capital expenditures projected for the Company's business during such period, (ii) the receipts and disbursements projected for the Company's business during such period, (iii) the sales and net working capital milestones to be used to determine executive bonuses and the vesting of restricted stock units for such period, and (iv) such other appropriate items.

            "Approved Annual Business Plan" shall mean an Annual Business Plan adopted in accordance with Section 5.1 of this Agreement as such Approved Annual Business Plan may be amended from time to time in accordance with Section 5.1 of this Agreement.

            "Approved Business Plan" shall mean the Approved Annual Business Plan or the Approved Three-Year Business Plan, if any, in effect from time to time in accordance with Section 5.2.1 or Section 5.2.2 of this Agreement.

            "Approved Three-Year Business Plan" shall mean a Three-Year Business Plan adopted in accordance with Section 5.1 of this Agreement as such Approved Three-Year Business Plan may be amended from time to time in accordance with
Section 5.1 of this Agreement.

            "ARG Trust" shall have the meaning ascribed to it in the Preamble hereto.

            "Bondholder SPC" shall have the meaning ascribed to it in the Preamble hereto.

            "Business" shall have the meaning ascribed to it in Section 6.1 hereof.

            "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

            "Business Investment Offer" shall have the meaning ascribed to it in
Section 6.1 hereof.

            "Buy-Out Note" shall mean an unsecured promissory note of the Company, or a direct or indirect subsidiary thereof, which shall have a stated maturity of (i) five (5) years or (ii) if at the end of such period there exists, or payment of such note would result in, an event of default (or an event which with notice or lapse of time or both would constitute an event of default) under any indebtedness of the Company or any of its subsidiaries, the first date on which such event of default ceases to exist or would cease to be a result, shall accrue interest at 6.0% per annum, shall be prepayable at the option of the Company or such subsidiary at any time, in whole or in part, at its principal amount plus any accrued and unpaid interest, shall provide for the reimbursement of reasonable expenses incurred by the holder to enforce the terms of the note and shall accelerate upon the earlier of a Change of Control or the consummation of an IPO.

            "CAI" shall have the meaning ascribed to it in the Preamble hereto.

            "Call Right" shall have the meaning ascribed to it in Section 4.1 hereof.

            "Called Shares" shall have the meaning ascribed to it in Section 4.1 hereof.

            "Cause" with respect to a Management Investor, shall have the meaning ascribed to it in such Management Investor's Employment Agreement or any analogous provision of any employment, compensation or benefit agreement or arrangement, if any, and if not so defined, shall be based upon the good faith determination of the Compensation Committee of the Board of Directors of the Company.

            "Certificate" shall have the meaning ascribed to it in the Recitals hereof.

            "Change of Control" shall mean (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than FPSH and its Affiliates and/or Mr. Romo and his Affiliates of a majority of the outstanding voting stock of the Company or (ii) the sale of or other disposition (other than by way of merger or consolidation) of all or substantially all of the assets of the Company and its subsidiaries taken as a whole to any Person or group of Persons, other than to a Person (or group of Persons) a majority of the outstanding voting stock (or other interests) of which are beneficially owned by FPSH and its Affiliates and/or Mr. Romo and his Affiliates.

            "Claims" shall mean losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened).

            "Class C PIK Preferred Stock" shall have the meaning ascribed to it in the Recitals hereof.

            "Co-Investment Rights" shall mean the 15% Co-Investment Rights, the SPC Hurdle Co-Investment Rights and the FPSH Hurdle Co-Investment Rights, taken together.

            "Co-Investment Rights Agreements" shall mean the 15% Co-Investment Rights Agreement, the SPC Hurdle Co-Investment Rights Agreement and the FPSH Hurdle Co-Investment Rights Agreements, taken together.

            "Co-Investor Transferee" shall have the meaning ascribed to it in
Section 2.3.2 hereof.

            "Common Stock" shall have the meaning ascribed to it in the Recitals hereof.

            "Company" shall have the meaning ascribed to it in the Preamble hereto.

            "Corporate Policies and Procedures" shall mean the corporate policies and procedures of the Company (including rules of ethics and good business practices) mutually adopted by FPSH and Mr. Romo prior to the Effective Date and attached hereto as Exhibit A.

            "Cost Per Share" shall mean $3.40; provided that, with respect to any shares of Common Stock (i) issued or sold by the Company following the Effective Date, the Cost Per Share shall be equal to the actual cost paid for such shares or (ii) granted as Restricted Stock, a Restricted Stock Unit or otherwise for non-cash consideration, the Cost Per Share shall be an amount reasonably determined by the Board of Directors of the Company in light of all circumstances.

            "Demand Registration" shall have the meaning ascribed to it in
Section 3.1.2 hereof.

            "E and A `J' Trust Hurdle Co-Investment Rights Agreement" shall mean the Agreement by and between E and A `J' Trust and the Company, of even date herewith, relating to the E and A `J' Trust Hurdle Co-Investment Rights.

            "E and A `J' Trust Hurdle Co-Investment Rights" shall mean the rights granted pursuant to the E and A `J' Trust Hurdle Co-Investment Rights Agreement, of even date herewith.

            "Effective Date" shall have the meaning ascribed to it in Section
7.1.1 hereof.

            "Employment Agreement" shall mean, with respect to a Management Investor, the employment agreement entered into by the Company and/or any of its subsidiaries and such Management Investor, as may be amended from time to time. Collectively, with each other Employment Agreement, the "Employment Agreements."

            "Emprima" shall have the meaning set forth in the Preamble hereto.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "Fair Market Value" shall mean, as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or, if not so listed, on the Nasdaq National Market. If such sales prices are not so available, the Fair Market Value of the Common Stock shall be as reasonably determined by the Board of Directors of the Company in light of all circumstances.

            "15% Co-Investment Rights" shall mean the rights granted pursuant to the 15% Co-Investment Rights Agreement, of even date herewith, between the Rights Holder and the Company.

            "15% Co-Investment Rights Agreement" shall mean the agreement by and between the Rights Holder and the Company, of even date herewith, relating to the 15% Co-Investment Rights.

            "Final Sale" shall have the meaning ascribed to it in Section 2.6.1(b) hereof.

            "fiscal year" shall mean, with respect to the Company, the twelve-month period beginning October 1 and ending September 30.

            "FPC GP Hurdle Co-Investment Rights Agreement" shall mean the Agreement by and between FPC Investors GP and the Company, of even date herewith, relating to the FPC GP Hurdle Co-Investment Rights.

            "FPC GP Hurdle Co-Investment Rights" shall mean the rights granted pursuant to the FPC GP Hurdle Co-Investment Rights Agreement, of even date herewith.

            "FPSH" shall mean Fox Paine Capital Fund II, L.P., Fox Paine Capital Fund II Co-Investors, L. P., E and A `J' Trust, FPC Investment GP, FPSH Coinvestment Fund I, LLC, FPSH Coinvestment Fund II, LLC, FPSH Coinvestment Fund III, LLC, FPSH Coinvestment Fund IV, LLC, FPSH Coinvestment Fund V, LLC, any FPSH Affiliate Transferees and any Co-Investor Transferees, taken together.

            "FPSH Affiliate Transferee" shall have the meaning ascribed to it in
Section 2.3.1 hereof.

            "FPSH Coinvestment Fund I Hurdle Co-Investment Rights Agreement" shall mean the Agreement by and between FPSH Coinvestment Fund I, LLC and the Company, of even date herewith, relating to the FPSH Coinvestment Fund I Hurdle Co-Investment Rights.

            "FPSH Coinvestment Fund I Hurdle Co-Investment Rights" shall mean the rights granted pursuant to the FPSH Coinvestment Fund I Hurdle Co-Investment Rights Agreement, of even date herewith.

            "FPSH Coinvestment Fund II Hurdle Co-Investment Rights Agreement" shall mean the Agreement by and between FPSH Coinvestment Fund II, LLC and the Company, of even date herewith, relating to the FPSH Coinvestment Fund II Hurdle Co-Investment Rights.

            "FPSH Coinvestment Fund II Hurdle Co-Investment Rights" shall mean the rights granted pursuant to the FPSH Coinvestment Fund II Hurdle Co-Investment Rights Agreement, of even date herewith.

            "FPSH Coinvestment Fund III Hurdle Co-Investment Rights Agreement" shall mean the Agreement by and between FPSH Coinvestment Fund III, LLC and the Company, of even date herewith, relating to the FPSH Coinvestment Fund III Hurdle Co-Investment Rights.

            "FPSH Coinvestment Fund III Hurdle Co-Investment Rights" shall mean the rights granted pursuant to the FPSH Coinvestment Fund III Hurdle Co-Investment Rights Agreement, of even date herewith.

            "FPSH Coinvestment Fund IV Hurdle Co-Investment Rights Agreement" shall mean the Agreement by and between FPSH Coinvestment Fund IV, LLC and the Company, of even date herewith, relating to the FPSH Coinvestment Fund IV Hurdle Co-Investment Rights.

            "FPSH Coinvestment Fund IV Hurdle Co-Investment Rights" shall mean the rights granted pursuant to the FPSH Coinvestment Fund IV Hurdle Co-Investment Rights Agreement, of even date herewith.

            "FPSH Coinvestment Fund V Hurdle Co-Investment Rights Agreement" shall mean the Agreement by and between FPSH Coinvestment Fund V, LLC and the Company, of even date herewith, relating to the FPSH Coinvestment Fund V Hurdle Co-Investment Rights.

            "FPSH Coinvestment Fund V Hurdle Co-Investment Rights" shall mean the rights granted pursuant to the FPSH Coinvestment Fund V Hurdle Co-Investment Rights Agreement, of even date herewith.

            "FPSH Designee" shall have the meaning ascribed to it in Section
5.2.1 hereof.

            "FPSH Drag-Along Right" shall have the meaning ascribed to it in
Section 2.5.1 hereof.

            "FPSH Drag-Along Seller" shall have the meaning ascribed to it in
Section 2.5.2 hereof.

            "FPSH Drag Sale" shall have the meaning ascribed to it in Section
2.5 hereof.

            "FPSH Hurdle Co-Investment Rights" shall mean the rights granted pursuant to the FPSH Hurdle Co-Investment Rights Agreements, of even date herewith.

            "FPSH Hurdle Co-Investment Rights Agreements" shall mean the Fund II Hurdle Co-Investment Rights Agreement, the Fund II Co-Investors Hurdle Co-Investment Rights Agreement, the E and A `J' Hurdle Co-Investment Rights Agreement, the FPC GP Hurdle Co-Investment Rights Agreement, the FPSH Coinvestment Fund I Hurdle Co-Investment Rights Agreement, the FPSH Coinvestment Fund II Hurdle Co-Investment Rights Agreement, the FPSH Coinvestment Fund III Hurdle Co-Investment Rights Agreement, the FPSH Coinvestment Fund IV Hurdle Co-Investment Rights Agreement and the FPSH Coinvestment Fund V Hurdle Co-Investment Rights Agreement.

            "FPSH Initiated Third-Party Sale" shall have the meaning ascribed to it in Section 2.4.2(c) hereof.

            "FPSH Invested Capital" shall mean $163,234,496.

            "FPSH Representative" shall have the meaning ascribed to it in
Section 7.6.1 hereof.

            "FPSH Sale Initiative" shall have the meaning ascribed to it in
Section 2.4.2(a) hereof.

            "FPSH Sale Notice" shall have the meaning ascribed to it in Section 2.4.2(a) hereof.

            "FPSH Sale Price" shall have the meaning ascribed to it in Section 2.4.2(a) hereof.

            "FPSH Stock Purchase Agreement" shall have the meaning ascribed to it in the Recitals hereof.

            "FPSH Transfer Shares" shall have the meaning ascribed to it in
Section 2.4.2(a) hereof.

            "Fund II Co-Investors Hurdle Co-Investment Rights Agreement" shall mean the Agreement by and between Fox Paine Capital Fund II Co-Investors, L.P. and the Company, of even date herewith, relating to the Fund II Co-Investors Hurdle Co-Investment Rights.

            "Fund II Co-Investors Hurdle Co-Investment Rights" shall mean the rights granted pursuant to the Fund II Co-Investors Hurdle Co-Investment Rights Agreement, of even date herewith.

            "Fund II Hurdle Co-Investment Rights Agreement" shall mean the Agreement by and between Fox Paine Capital Fund II, L.P. and the Company, of even date herewith, relating to the Fund II Hurdle Co-Investment Rights.

            "Fund II Hurdle Co-Investment Rights" shall mean the rights granted pursuant to the Fund II Hurdle Co-Investment Rights Agreement, of even date herewith.

            "Good Reason" with respect to a Management Investor, shall have the meaning ascribed to it in such Management Investor's Employment Agreement or any analogous provision of any employment, compensation or benefit agreement or arrangement, if any, and if not so defined, shall be based upon the good faith determination of the Compensation Committee of the Board of Directors of the Company.

            "Hurdle Co-Investment Rights" shall mean the FPSH Hurdle Co-Investment Rights and the SPC Hurdle Co-Investment Rights, taken together.

            "Indemnification Agreement" shall mean the Indemnification Agreement, dated May 30, 2003, by and among FPSH, the ARG Trust, the Rights Holder, Desarrollo Empresarial Regiomontano, S.A. de C.V., Emprima, Park, Savia, and Mr. Romo.

            "Initiating Party" shall have the meaning ascribed to it in Section
3.1.2 hereof.

            "IPO" shall mean an underwritten initial public offering or public offerings (on a cumulative basis) of shares of Common Stock pursuant to a registration statement or registration statements under the Securities Act with aggregate gross proceeds to the Company and any selling Stockholders of at least $100 million.

            "IRR Hurdle" shall mean an annual compounded internal rate of return on the FPSH Invested Capital (after return of an amount equal to the FPSH Invested Capital) of 26%. The IRR Hurdle shall not be deemed to be satisfied unless FPSH receives actual cash proceeds from the sale or other disposition of the IRR Shares (or has the ability to immediately sell the IRR Shares for actual cash proceeds), as well as cash dividends or other cash distributions in respect of the IRR Shares, such that FPSH has received a return of the full amount of the FPSH Invested Capital, plus a 26% annually compounded internal rate of return on the FPSH Invested Capital, calculated from the date hereof through the date of each sale, disposition or distribution of, or ability to immediately sell, the IRR Shares for actual cash proceeds. Attached hereto as Exhibit B is a sample calculation of the IRR Hurdle.

            "IRR Shares" shall mean the shares of Common Stock purchased with the FPSH Invested Capital.

            "Management Investors" shall mean Gaspar Alvarez, Franco Campana, Bruno Ferrari, Charles Edward Green, Luis Maiz, Mateo Mazal, Bernardo Jimenez Barrera, Adrian Rodriguez Macedo, Jose Manuel Madero and Jean Pierre Posa.

            "Management Transferees" shall have the meaning ascribed to it in
Section 2.3.3 hereof.

            "Merger" shall have the meaning ascribed to it in the Recitals hereof.

            "Merger Agreement" shall have the meaning ascribed to it in the Recitals hereof.

            "Merger Sub" shall have the meaning ascribed to it in the Recitals hereof.

            "Mr. Romo" shall have the meaning ascribed to it in the Preamble hereto.

            "Multi-Step FPSH Majority Buyer" shall have the meaning ascribed to it in Section 2.6.1(b) hereof.

            "Multi-Step FPSH Majority Sale" shall have the meaning ascribed to it in Section 2.6.1(b) hereof.

            "NASD" shall mean the National Association of Securities Dealers,
Inc.

            "Nasdaq" shall mean The Nasdaq Stock Market, Inc.

            "1998 Stock Incentive Plan" shall have the meaning ascribed to it in the Recitals hereof.

            "NML" shall have the meaning ascribed to it in the Preamble hereto.

            "NML Initiating Party" shall have the meaning ascribed to it in
Section 3.1.2 hereof.

            "Offer Shares" shall have the meaning ascribed to it in Section 2.6.1(a), Section 2.6.1(b) and Section 2.6.1(c) hereof.

            "Offeree Stockholders" shall have the meaning ascribed to it in
Section 2.6.1(a), Section 2.6.1(b) and Section 2.6.1(c) hereof.

            "Options" shall mean options to purchase shares of Common Stock from the Company.

            "Parent" shall have the meaning ascribed to it in the Recitals hereof.

            "Park" shall have the meaning ascribed to it in the Preamble hereto.

            "Permanent Disability" with respect to a Management Investor, shall have the meaning ascribed to it in such Management Investor's Employment Agreement or any analogous provision of any employment, compensation or benefit agreement or arrangement, if any, and if not so defined, shall be based upon the good faith determination of the Compensation Committee of the Board of Directors of the Company.

            "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization, government (or any department or agency thereof) or other entity.

            "Piggyback Notice" shall have the meaning ascribed to it in Section
3.1.1 hereof.

            "Piggyback Registration" shall have the meaning ascribed to it in
Section 3.1.1 hereof.

            "Proposed Transferee" means a Person or group (as defined in Section 13(d)(3) of the Exchange Act) other than any Stockholders or their Affiliates (whether any such Affiliate is such prior to or upon consummation of the proposed Transfer, but not solely by virtue of becoming a party to this Agreement) to whom Common Stock is proposed to be Transferred pursuant to the terms of Section 2.4, 2.5 or 2.6.3(a).

            "PGGM" shall have the meaning ascribed to it in the Preamble hereto.

            "PS Equity" shall have the meaning ascribed to it in Section 2.4.2(b) hereof.

            "PS Permitted Transferees" shall mean Transferees of NML, ABP or PGGM, as applicable, permitted by Section 2.3.1 and Section 2.3.8.

            "Pulsar Administration and Payment Trust" shall have the meaning ascribed to it in the Preamble hereto.

            "Put Options" shall have the meaning ascribed to it in Section 4.2 hereof.

            "Put Right" shall have the meaning ascribed to it in Section 4.2 hereof.

            "Put Shares" shall have the meaning ascribed to it in Section 4.2 hereof.

            "Registrable Securities" shall mean shares of Common Stock; provided, however, as to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been sold pursuant to Rule 144 (or any successor provision under the Securities Act), under the Securities Act, (iii) such securities shall have been otherwise transferred and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company, or
(iv) such securities shall have ceased to be outstanding (and, in the case of shares of Common Stock underlying Options, or underlying Options or warrants granted otherwise, such shares of Common Stock shall have ceased to be outstanding after issuance pursuant to the exercise of such Options or warrants).

            "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with Article III, including, without limitation,
(i) all SEC and stock exchange or NASD registration and filing fees, (ii) all fees and expenses of complying with securities or "blue sky" laws (including reasonable fees and disbursements of counsel for the underwriters in connection with "blue sky" qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees and disbursements of counsel for the Company and of the Company's independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (v) the reasonable fees and disbursements of one counsel retained by the Stockholders, such counsel to be chosen by the Stockholders (by vote of a plurality of the shares of such Stockholders being registered) as a group in connection with each such registration, (vi) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained in connection with the requested registration, including any fee payable to a qualified independent underwriter within the meaning of the rules of the NASD, but excluding underwriting discounts and commissions and transfer taxes, if any, (vii) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and (viii) securities acts liability insurance (if the Company elects to obtain such insurance).

            "Required Third-Party Sale" shall have the meaning ascribed to it in
Section 2.4.1(c) and Section 2.4.2(c) hereof.

            "Restricted Person" shall have the meaning ascribed to it in Section
2.1.4 hereof.

            "Restricted Stock" means shares of restricted stock.

            "Restricted Stock Units" shall have the meaning ascribed to it in the Recitals hereof.

            "Rights Holder" shall have the meaning ascribed to it in the Preamble hereto.

            "Romo Designee" shall have the meaning ascribed to it in Section
5.2.1 hereof.

            "Romo Initiated Third-Party Sale" shall have the meaning ascribed to it in Section 2.4.1(c) hereof.

            "Romo Persons" shall mean Mr. Romo, the Rights Holder, the ARG Trust, Emprima, CAI, the Pulsar Administration and Payment Trust and Park.

            "Romo Representative" shall have the meaning ascribed to it in
Section 5.1.1 hereof.

            "Romo Sale Initiative" shall have the meaning ascribed to it in
Section 2.4.1(a) hereof.

            "Romo Sale Notice" shall have the meaning ascribed to it in Section 2.4.1(a) hereof.

            "Romo Sale Price" shall have the meaning ascribed to it in Section 2.4.1(a) hereof.

            "Romo Transfer Shares" shall have the meaning ascribed to it in
Section 2.4.1(a) hereof.

            "Romo Transferees" shall have the meaning ascribed to it in Section
2.3.5 hereof.

            "Rule 144" shall mean Rule 144 under the Securities Act.

            "Savia" shall have the meaning ascribed to it in the Preamble hereto.

            "SEC" shall mean the Securities and Exchange Commission,

            "Section 3.1 Sale Number" shall have the meaning ascribed to it in
Section 3.1.4 hereof.

            "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "SPC Co-Investment Rights" shall mean the 15% Co-Investment Rights and the SPC Hurdle Co-Investment Rights, taken together.

            "SPC Hurdle Co-Investment Rights" shall mean the rights granted pursuant to the SPC Hurdle Co-Investment Rights Agreement, to be dated as of the Effective Date, between the Rights Holder and the Company.

            "SPC Hurdle Co-Investment Rights Agreement" shall mean the agreement by and between the Rights Holders and the Company, to be dated as of the Effective Date, relating to the SPC Hurdle Co-Investment Rights.

            "Stockholder" shall have the meaning ascribed to it in the Preamble hereto.

            "Supermajority of the Board" shall mean a majority of the Board of Directors of the Company consisting of at least one Romo Designee and at least one FPSH Designee.

            "2003 Stub Period" shall have the meaning ascribed to it in Section
5.1 hereof.

            "Tag-Along Right" shall have the meaning ascribed to it in Section 2.6.3(a) hereof.

            "Tag-Along Seller" shall have the meaning ascribed to it in Section 2.6.3(b) hereof.

            "Tag-Along Shares" shall have the meaning ascribed to it in Section
2.6.2 hereof.

            "Tag Carve-Out Sale" shall have the meaning ascribed to it in
Section 2.6.1(a) hereof.

            "Tag Notice" shall have the meaning ascribed to it in Section 2.6.1(a), Section 2.6.1(b) and Section 2.6.1(c) hereof.

            "Targets" shall mean the targets set forth on Exhibit C hereto.

            "Target Default" shall mean (i) the failure of the Company to achieve, during a calendar quarter, at least 90% of the corresponding Target for the trailing twelve months, together with (ii) the failure of the Company to achieve, in the immediately following calendar quarter, at least 90% of the corresponding Target for the trailing twelve months.

            "Three-Year Business Plan" shall mean a detailed three-year business, operating and strategic plan for the Company which shall show in reasonable detail (i) the revenues, expenses and capital expenditures projected for the Company's business during such period, (ii) the receipts and disbursements projected for the Company's business during such period and (iii) such other appropriate items, in each case on an annual basis.

            "TPS Drag-Along Right" shall have the meaning ascribed to it in
Section 2.4.3 hereof.

            "TPS Drag-Along Seller" shall have the meaning ascribed to it in
Section 2.4.4 hereof.

            "Transfer" shall mean to sell, assign, pledge or encumber or otherwise transfer, directly or indirectly, whether or not for consideration.

            "Transferee" shall mean any Person to whom a Transfer is made, regardless of the method of Transfer.

            "Transferor" shall mean any Person by whom a Transfer is made, regardless of the method of Transfer.

            "2003 Stub Period" shall have the meaning ascribed to it in Section
5.1.1 hereof.

            "Violation" shall have the meaning ascribed to it in Section 3.3(a) hereof.

            "Warrants" shall mean warrants to purchase shares of Common Stock from the Company.

                                   ARTICLE II

                       RESTRICTIONS ON TRANSFERS OF STOCK

      2.1   General Limitations on Transfers.

            2.1.1 Transfers Generally. (a) Other than Transfers made pursuant to
Section 2.3 (Certain Permitted Transfers), Section 2.5 (FPSH Drag Sale) and
Section 2.3.8 (NML/ABP/PGGM Permitted Sales) (and, in each case, in compliance with such other applicable provisions of this Article II), no Stockholder shall, at any time prior to the three-year anniversary of the Effective Date, Transfer any shares of Common Stock, Options, Warrants or Co-Investment Rights and any Transfer by any Stockholder of any shares of Common Stock, Options, Warrants or Co-Investment Rights in violation of this sentence shall be null and void. Following the three-year anniversary of the Effective Date, Stockholders may generally Transfer shares of Common Stock, Options, Warrants or Co-Investment Rights, subject to compliance with applicable provisions of this Article II and subject to any restrictions contained in any other agreement or plan governing equity of the Company, and any Transfer by any Stockholder of any shares of Common Stock, Options, Warrants or Co-Investment Rights in violation of such provisions shall be null and void.

            (b) As used in this Agreement, Common Stock shall include any shares of Restricted Stock or any Restricted Stock Units granted to any Management Investors; provided, however, that, to the extent the Transfer thereof is otherwise prohibited or restricted, no rights to Transfer, including pursuant to Sections 2.3, 2.4, 2.5 and 2.6 and Article III, shall be granted hereunder.

            2.1.2 Recordation. The Company shall not record upon its books any Transfer of shares of Common Stock, Options, Warrants or Co-Investment Rights held or owned by any of the Stockholders to any other Person, except Transfers in accordance with this Agreement.

            2.1.3 Obligations of Transferees. No Transfer of shares of Common Stock, Options, Warrants or Co-Investment Rights by a Stockholder otherwise permitted pursuant to this Agreement (other than pursuant to a Piggyback Registration, Demand Registration or pursuant to Section 2.4, Section 2.5 or
Section 2.6 (if, in the case of a Transfer pursuant to Section 2.6, 100% of the shares of Common Stock and securities convertible into or exercisable for any shares of Common Stock (including exercisable Co-Investment Rights, if any) are Transferred)) shall be effective unless (a) the Transferee (including a Transferee pursuant to Section 2.3) shall have executed an appropriate document in form and substance reasonably satisfactory to the Company confirming that (i) the Transferee takes such shares subject to all the terms and conditions of this Agreement to the same extent as its Transferor was bound by and entitled to the benefits of such provisions, and (ii) the shares shall bear legends, substantially in the forms required by Section 2.7, and (b) such document shall have been delivered to and approved (as described above) by the Company prior to such Transferee's acquisition of shares of Common Stock, Options, Warrants or Co-Investment Rights, such approval not to be unreasonably withheld or delayed.

            2.1.4 Transfers to Restricted Persons. Notwithstanding anything to the contrary in this Agreement, (a) without the consent of a Supermajority of the Board with respect to Transfers by Stockholders other than FPSH or any Romo Person or any Romo Transferee, (b) without the consent of Mr. Romo with respect to Transfers by FPSH, and (c) without the consent of FPSH with respect to Transfers by any Romo Person or any Romo Transferee: no Stockholder shall, at any time, directly or indirectly, Transfer any shares of Common Stock, Options, Warrants or Co-Investment Rights to any Person listed in Exhibit D of this Agreement (as such Exhibit D may be amended as mutually agreed in good faith by Mr. Romo and FPSH from time to time based on changes in the relevant industry) (any such listed Person, a "Restricted Person") or to any Affiliate of any such Restricted Person unless such Transfer (a) is made pursuant to, and in accordance with, Section 2.4, Section 2.5 or Section 2.6 (if, in the case of a Transfer pursuant to Section 2.6, 100% of the shares of Common Stock and securities convertible into or exercisable for any shares of Common Stock (including exercisable Co-Investment Rights, if any) are Transferred), (b) is made in accordance with the terms of this Agreement and is made pursuant to a widely distributed, underwritten public offering registered under the Securities Act (or an underwritten offering pursuant to the exercise of such other Stockholders' piggyback registration rights pursuant to Section 3.1.1) or pursuant to a sale effected through an open market, non-directed broker's transaction pursuant to Rule 144 in which the seller does not know that the buyer is a Restricted Person, or (c) is made pursuant to a liquidation or dissolution of any of the entities comprising FPSH.

            2.2 Compliance with Securities Laws. No Stockholder shall Transfer any shares of Common Stock, Options, Warrants or Co-Investment Rights unless the Transfer is made in accordance with the terms of this Agreement and (a) the Transfer is pursuant to an effective registration statement under the Securities Act and in compliance with any other applicable federal securities laws and state securities or "blue sky" laws or (b) such Stockholder shall have furnished the Company with (i) an opinion of counsel, if reasonably requested by the Company, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that no such registration is required because of the availability of an exemption from registration under the Securities Act and under any applicable state securities or "blue sky" laws and that the Transfer otherwise complies with this Agreement and any other applicable federal securities laws and state securities or "blue sky" laws and (ii) such representations and covenants of such Stockholder as are reasonably requested by the Company to ensure compliance with any applicable federal securities laws and state securities or "blue sky" laws.

      2.3   Certain Permitted Transfers.

            2.3.1 FPSH/NML/ABP/PGGM Affiliate Transfers. The restrictions contained in Section 2.1.1 shall not apply to any Transfer by FPSH to an Affiliate of FPSH or to any direct or indirect equity holder of FPSH (but if such equity holder is not an Affiliate of FPSH, the exception to the restrictions contained in Section 2.1.1 shall only apply to the extent Transfers are made on a pro rata basis to the equity holders of the Transferring entity); provided, however, that, if FPSH shall have Transferred any shares of Common Stock, Options, Warrants or Co-Investment Rights to an Affiliate of FPSH or to any direct or indirect equity holder of FPSH (each, an "FPSH Affiliate Transferee") and, thereafter, such FPSH Affiliate Transferee ceases to be an Affiliate of FPSH (other than in connection with a liquidation or dissolution of the relevant Affiliate of FPSH), then such FPSH Affiliate Transferee shall, within 30 days from the date on which such FPSH Affiliate Transferee ceased to be an Affiliate of FPSH, Transfer such shares of Common Stock, Options, Warrants or Co-Investment Rights back to FPSH or one or more Affiliates of FPSH. The restrictions contained in Section 2.1.1 shall not apply to any Transfer by NML, ABP, PGGM or any of their respective PS Permitted Transferees to any of their respective Affiliates.

            2.3.2 Co-Investor Transfers. The restrictions contained in Section
2.1.1 shall not apply to any Transfer prior to the six-month anniversary of this Agreement by FPSH to (a) any limited partner or Affiliates thereof in any investment fund Affiliated with Fox Paine & Co., LLC, or (b) any financing sources or Affiliates thereof in connection with the transactions contemplated by the Merger Agreement (any Transferee pursuant to this Section 2.3.2, a "Co-Investor Transferee").

            2.3.3 Transfers by Management Investors. The restrictions contained in Section 2.1.1 shall not apply to any Transfer by a Management Investor: (a) to or among such Management Investor's spouse, children (including adopted), grandchildren (including adopted) or other living descendants, or executors, administrators, testamentary trustees or to a trust or family partnership of which there are no principal (i.e., corpus) beneficiaries or partners other than the grantor or one or more of such Management Investor, spouse or described relatives, executors, administrators, testamentary trustees, or by the laws of descent and distribution and provided that, in the case of a trust, the existing beneficiaries and/or trustee(s) and/or grantor(s) of such trust have the power to act with respect to the trust's assets without court approval and, in the case of a family partnership, that the partners thereof have the power to act with respect to the partnership's assets without court approval and the partnership is not permitted to (i) distribute assets to Persons who are not among the relatives listed above or (ii) have partners who are not among the relatives listed above, and, in any case, all the partners agree, for the benefit of the Company and FPSH, not to amend such provisions; (b) to a legal representative of such Management Investor in the event such Management Investor becomes mentally incompetent or to such Management Investor's personal representative following the death of such Management Investor; or (c) with the prior written approval of the Company, which approval may be granted or withheld by a Supermajority of the Board, in its sole and absolute discretion. Transferees to whom Transfers are permitted pursuant to this Section 2.3.3 are referred to herein as "Management Transferees." For purposes of this Section
2.3.3 only, Marcela Gonzalez shall be treated as a Management Investor and shall have the same rights regarding Transfers as are set forth in this Section 2.3.3. Marcela Gonzalez shall also have the right to make Transfers to her mother and her sisters in the same manner as the other Transfers permitted by this Section 2.3.3.

            2.3.4 Transfers by FPSH Affiliate Transferees, Co-Investor Transferees and Management Transferees. The restrictions contained in Section
2.1.1 shall not apply to any Transfer by (a) an FPSH Affiliate Transferee to FPSH or to another FPSH Affiliate Transferee, (b) a Management Transferee of a Management Investor to such Management Investor or to another Management Transferee of such Management Investor, or (c) a Co-Investor Transferee to FPSH or to an FPSH Affiliate Transferee.

            2.3.5 Romo Family Transfers. The restrictions contained in Section
2.1.1 shall not apply to any Transfer by any Romo Person: (a) to any other Romo Person, (b) to or among Mr. Romo's spouse, children (including adopted), grandchildren (including adopted) or other living descendants, or executors, administrators, testamentary trustees or to a trust or family partnership of which there are no principal (i.e., corpus) beneficiaries or partners other than the grantor or one or more of Mr. Romo, his spouse or described relatives, executors, administrators, testamentary trustees, or by the laws of descent and distribution and provided that, in the case of a trust, the existing beneficiaries and/or trustee(s) and/or grantor(s) of such trust have the power to act with respect to the trust's assets without court approval and, in the case of a family partnership, that the partners thereof have the power to act with respect to the partnership's assets without court approval and the partnership is not permitted to (i) distribute assets to Persons who are not among the relatives listed above or (ii) have partners who are not among the relatives listed above, and, in any case, all the partners agree, for the benefit of the Company and FPSH, not to amend such provisions; (c) to a legal representative of Mr. Romo in the event Mr. Romo becomes mentally incompetent or to Mr. Romo's personal representative following his death; or (d) with the prior written approval of FPSH, which approval may be granted or withheld by FPSH in its sole and absolute discretion. Transferees to whom Transfers are permitted pursuant to this Section 2.3.5 are referred to herein as "Romo Transferees." The restrictions contained in Section 2.1.1 shall not apply to any Transfer by a Romo Transferee to another Romo Transferee.

            2.3.6 Transfers to Romo Persons or FPSH. The restrictions contained in Section 2.1.1 shall not apply to any Transfer by the Bondholder SPC, a Romo Person, a Management Investor, a Romo Transferee, FPSH, or a Management Transferee to a Romo Person or to FPSH, provided, however, that (a) any such Transfers by any Management Investor or Management Transferee shall be offered on a proportionate basis to (i) FPSH, on the one hand, and (ii) the Romo Persons, on the other hand, and (b) any such Transfers by the Bondholder SPC may be made only to a Romo Person. The restrictions contained in Section 2.1.1 shall not apply to the Transfer by the ARG Trust of 4,365,257 shares of Common Stock to Emprima or to the Transfer by Savia of 3,844,117 shares of Common Stock to the Pulsar Administration and Payment Trust, which Transfers shall occur following the closing of the transactions contemplated by the FPSH Stock Purchase Agreement. In addition, the restrictions contained in Section 2.1 shall not apply to the Transfer by the Pulsar Administration and Payment Trust to Bondholder SPC of 1,617,647 shares of Common Stock.

            2.3.7 Pledges. The restrictions contained in Section 2.1.1 shall not apply to (a) the security interest granted by Emprima, for the benefit of the Pulsar Administration and Payment Trust, with respect to Emprima's 4,365,257 shares of Common Stock, (b) the escrow of the SPC Co-Investment Rights by the Rights Holder, for the benefit of FPSH, pursuant to the Indemnification Agreement, or (c) the escrow of Park's 1,000,000 shares of Common Stock, by Park, for the benefit of FPSH, pursuant to the Indemnification Agreement.

            2.3.8 NML/ABP/PGGM Permitted Sales. Notwithstanding anything to the contrary contained in this Article II, subject to the terms of this Agreement, including compliance with Sections 2.1.3, 2.1.4 and 2.2, prior to the three-year anniversary of this Agreement, (a) NML and any of its PS Permitted Transferees shall be permitted to make Transfers to a Person or group of Affiliated Persons of Warrants and/or shares of Common Stock that together represent 25% (taking into account any adjustments) or more of the aggregate number of Warrants owned by NML on the Effective Date, and (b) ABP and PGGM and their PS Permitted Transferees shall collectively be permitted to make Transfers to a Person or group of Affiliated Persons of Warrants and/or shares of Common Stock that together represent 100% (taking into account any adjustments) of the aggregate number of Warrants collectively owned by ABP and PGGM on the Effective Date.

            2.3.9 General. Any restrictions contained in this Article II shall be in addition to and not in lieu or limitation of any restrictions on the ownership or Transfer of shares of Common Stock (including with respect to any Restricted Stock) or securities convertible into or exercisable for any shares of Common Stock contained in any stock subscription agreement or employment agreement or any analogous provision of any employment, compensation or benefit agreement or arrangement or other agreement between the Company or any of its Affiliates and any Stockholder; provided, however, that, upon the termination of any such employment agreement or other such agreement or arrangement or lapsing of such restrictions, the restrictions and provisions contained herein shall continue in full force and effect pursuant to this

Agreement. Any permitted Transfer under this Section 2.3 shall be subject to the terms of this Agreement, including compliance with Sections 2.1.3, 2.1.4 and 2.2.

      2.4   Sale Initiatives.

            2.4.1 Romo Sale Initiative.

            (a) On or after the three-year anniversary of the Effective Date, Mr. Romo may offer to sell to FPSH and to the Company (a "Romo Sale Initiative") all of the shares of Common Stock or securities convertible into or exercisable for any shares of Common Stock (including the SPC Co-Investment Rights) owned or controlled by the Romo Persons and the Romo Transferees and the Bondholder SPC and each such Stockholder hereby agrees to such sale (the "Romo Transfer Shares") at a price per share of Common Stock (the "Romo Sale Price") proposed by Mr. Romo that would satisfy or exceed the IRR Hurdle if 100% of the shares of Common Stock or securities convertible into or exercisable for any shares of Common Stock (including the Co-Investment Rights) of the Company were sold at such per share price, provided, however, that the Rights Holder may agree to the vesting of less than 100% of the Hurdle Co-Investment Rights (with such reduced vesting of the SPC Hurdle Co-Investment rights, the FPSH Hurdle Co-Investment Rights and any unvested Restricted Stock Units occurring on a pro rata basis) in order to cause FPSH to achieve the IRR Hurdle after giving effect to the vesting of the reduced Hurdle Co-Investment Rights and the vesting of all other rights and options to purchase Common Stock. Notice of a Romo Sale Initiative must be provided to FPSH and to the Company in writing (a "Romo Sale Notice") and must state a bona fide intention to sell the Romo Transfer Shares, specifying the cash price for such sale.

            (b) Each of FPSH and the Company shall be entitled to assign to a third party the right to purchase the Romo Transfer Shares in connection with its exercise of its rights hereunder. Within thirty days from the date of receipt of a Romo Sale Notice, FPSH and the Company shall each deliver a written notice to Mr. Romo stating whether FPSH (or its assignee) or the Company (or its assignee), as the case may be, elects to purchase the Romo Transfer Shares at the price and on the terms specified in the Romo Sale Notice. In the event that both FPSH (or its assignee) and the Company (or its assignee) elect to purchase the Romo Transfer Shares, the election of FPSH (or its assignee) shall prevail. The Romo Designees shall not be entitled to vote in the determination by the Board of Directors of the Company regarding the Company's rights hereunder. Any election to purchase hereunder shall be binding upon delivery and irrevocable without Mr. Romo's consent. If the Company, FPSH or an assignee of the Company or FPSH (as the case may be), elects to purchase the Romo Sale Shares, the applicable parties shall have 120 days to consummate such sale and if they fail to consummate such sale within the 120 day period, no sale shall occur.

            (c) If FPSH and the Company decline a Romo Sale Initiative, FPSH and Mr. Romo shall work together, for up to 180 days from the date of receipt by Mr. Romo of the later provided written notice of decline, to sell to a third party (a "Romo Initiated Third-Party Sale") 100% of the shares of Common Stock and securities convertible into or exercisable for any shares of Common Stock (including the Co-Investment Rights, subject to any such reduced vesting) at a price per share of Common Stock at or above the Romo Sale Price. Each of FPSH and Mr. Romo shall use its respective reasonable best efforts (which shall include enlisting and engaging members of the Company's senior management in such effort) to effect a Romo Initiated Third-Party Sale. If a bona fide written offer from a third-party for a Romo Initiated Third-Party Sale has been made at a price per share of Common Stock equal to or greater than the Romo Sale Price, then either Mr. Romo or FPSH may require a Romo Initiated Third-Party Sale at such price (a "Required Third-Party Sale") pursuant to Sections 2.4.3 and 2.4.4 below.

            (d) If FPSH and the Company decline a Romo Sale Initiative and a Romo Initiated Third-Party Sale is not completed within the 180-day time frame, Mr. Romo shall have the right to commence additional Romo Sale Initiatives, provided, however, that Mr. Romo may not commence more than one Romo Sale Initiative in any 365-day period and may not commence a Romo Sale Initiative during the pendency of an FPSH Sale Initiative (as defined below).

            (e) The Hurdle Co-Investment Rights shall not vest pursuant to this Section 2.4.1 or Section 2.4.3 unless a Romo Sale Initiative or a Required Third-Party Sale is completed and if any such sale is completed, the Hurdle Co-Investment Rights shall only vest to the extent provided in this Section 2.4.1.

            2.4.2 FPSH Sale Initiative.

            (a) On or after the three-year anniversary of the Effective Date, FPSH may offer to sell to Mr. Romo and to the Company (an "FPSH Sale Initiative") all of the shares of Common Stock or securities convertible into or exercisable for any shares of Common Stock owned or controlled by FPSH (the "FPSH Transfer Shares") at a price per share of Common Stock proposed by FPSH (the "FPSH Sale Price") so long as FPSH agrees to vest 100% of the Hurdle Co-Investment Rights in connection with the consummation of such sale. Notice of an FPSH Sale Initiative must be provided to Mr. Romo and to the Company in writing (an "FPSH Sale Notice") and must state a bona fide intention to sell the FPSH Transfer Shares, specifying a cash price for such sale.

            (b) Each of Mr. Romo and the Company shall be entitled to assign to a third party the right to purchase the FPSH Transfer Shares in connection with an exercise of its rights hereunder. Within thirty days from the date of receipt of an FPSH Sale Notice, Mr. Romo and the Company shall each deliver a written notice to FPSH stating whether Mr. Romo (or his assignee) or the Company (or its assignee), as the case may be, elects to purchase the FPSH Transfer Shares at the price and on the terms specified in the FPSH Sale Notice. In the event that both Mr. Romo (or his assignee) and the Company (or its assignee) elect to purchase the FPSH Sale Shares, the election of Mr. Romo (or his assignee) shall prevail. The FPSH Designees shall not be entitled to vote in the determination by the Board of Directors of the Company regarding the Company's rights hereunder. Any such election to purchase hereunder shall be binding upon delivery and irrevocable without the consent of FPSH. If the Company, Mr. Romo or an assignee of the Company or Mr. Romo (as the case may be), elects to purchase the FPSH Sale Shares, then the Company, Mr. Romo or an assignee of the Company or Mr. Romo (as the case may be) shall have the right to require NML, ABP, PGGM and their respective PS Permitted Transferees to sell to the Company, Mr. Romo or an assignee of the Company or Mr. Romo (as the case may be) all of the shares of Common Stock and Warrants owned or controlled by NML, ABP, PGGM and their respective PS Permitted Transferees (the "PS Equity"), on the same terms and conditions and at the same price (in the case of Warrants, the purchase price of each Warrant shall be equal to the purchase price attributable to the number of shares of Common Stock issuable upon exercise of such Warrant less the exercise price thereof) applicable to the FPSH Sale Shares. If the Company, Mr. Romo or an assignee of the Company or Mr. Romo (as the case may be), elects to purchase the FPSH Sale Shares (whether or not such party also elects to purchase the PS Equity), the applicable parties shall have 120 days to consummate such sale and if they fail to consummate such sale within the 120 day period, no sale shall occur.

            (c) If Mr. Romo and the Company decline an FPSH Sale Initiative, FPSH and Mr. Romo shall work together for up to 180 days from the date of receipt by FPSH of the later provided written notice of decline, to sell to a third party (an "FPSH Initiated Third-Party Sale") 100% of the shares of Common Stock and securities convertible into or exercisable for any shares of Common Stock (including the Co-Investment Rights) at a price per share of Common Stock at or above the FPSH Sale Price. Each of FPSH and Mr. Romo shall use its respective reasonable best efforts (which shall include enlisting and engaging members of the Company's senior management in such effort) to effect an FPSH Initiated Third-Party Sale. If a bona fide written offer from a third party for an FPSH Initiated Third-Party Sale has been made at a price per share of Common Stock equal to or greater than the FPSH Sale Price, then either party may require an FPSH Initiated Third-Party Sale at such price (a "Required Third-Party Sale") pursuant to Sections 2.4.3 and 2.4.4 below.

            (d) If Mr. Romo and the Company decline an FPSH Sale Initiative and an FPSH Initiated Third-Party Sale is not completed within the 180-day time frame, FPSH shall have the right to commence additional FPSH Sale Initiatives, provided, however, that FPSH may not commence more than one FPSH Sale Initiative in any 365-day period and may not commence an FPSH Sale Initiative during the pendency of a Romo Sale Initiative.

            (e) The Hurdle Co-Investment Rights shall not vest pursuant to this Section 2.4.2 or 2.4.3 unless an FPSH Sale Initiative or a Required Third-Party Sale is completed.

            2.4.3 Required Third-Party Sale. If either FPSH or Mr. Romo proposes to make a Required Third-Party Sale pursuant to Section 2.4.1(c) or Section 2.4.2(c), in a bona fide arm's-length transaction or series of related transactions to a Proposed Transferee, including pursuant to a stock sale, merger, business combination, recapitalization, consolidation, reorganization, restructuring or similar transaction, such party shall have (and shall exercise) the right (a "TPS Drag-Along Right"), exercisable upon 30 days' prior written notice to the other Stockholders, to require the other Stockholders to sell all of their shares of Common Stock, Options, Warrants and Co-Investment Rights (to the extent then vested or concurrently being vested), to the Proposed Transferee on the same terms and conditions and at the same price (in the case of Options and Warrants, the purchase price of each Option and Warrant shall be equal to the purchase price attributable to the number of shares of Common Stock issuable upon exercise of such Option or Warrant less the exercise price thereof; in the case of Co-Investment Rights, the purchase price of each Co-Investment Right shall be equal to the purchase price attributable to the number of shares of Common Stock issuable upon exercise of such Co-Investment Right (to the extent then vested or concurrently being vested) less the exercise price thereof) as FPSH and Mr. Romo would receive in connection with such transaction.

            2.4.4 TPS Sale Agreement. Each Stockholder selling shares of Common Stock, Options, Warrants or Co-Investment Rights pursuant to Section 2.4.3 (a "TPS Drag-Along

Seller") agrees to cooperate in consummating such a sale, including, without limitation, by becoming a party to the sales agreement and all other appropriate related agreements, delivering, at the consummation of such sale, stock certificates and other instruments for such shares of Common Stock, Options, Warrants or Co-Investment Rights duly endorsed for transfer, free and clear of all liens and encumbrances, and voting or consenting in favor of such transaction (to the extent a vote or consent is required) and taking any other necessary or appropriate action in furtherance thereof, including the execution and delivery of any other appropriate agreements, certificates, instruments and other documents. The foregoing notwithstanding, in connection with such sale, a TPS Drag-Along Seller, as such, shall not be required to make any representations and warranties with respect to the Company or the Company's business or with respect to any other seller. In addition, each TPS Drag-Along Seller shall be severally responsible for its proportionate share of the third-party expenses of sale incurred by the Company, FPSH and Mr. Romo in connection with such sale. Such monetary obligations and liabilities shall include (to the extent such obligations are incurred) monetary obligations and liabilities for indemnification (including for (a) breaches of representations and warranties made in connection with such sale by the Company or any other seller with respect to the Company or the Company's business and (b) breaches of covenants in effect prior to closing), and shall also include amounts paid into escrow or subject to holdbacks, and amounts subject to post-closing purchase price adjustments, provided that all such obligations are equally applicable on a several and not joint basis to each TPS Drag-Along Seller based on the consideration received by such TPS Drag-Along Seller (treating any exercise price of unexercised Options or unexercised Warrants or unexercised Co-Investment Rights as consideration received). The foregoing notwithstanding,
(a) without the written consent of a TPS Drag-Along Seller, the amount of such obligations and liabilities for which such TPS Drag-Along Seller shall be responsible shall not exceed the gross proceeds received by such TPS Drag-Along Seller in such sale (treating any exercise price of unexercised Options or unexercised Warrants or unexercised Co-Investment Rights as proceeds received) and (b) a TPS Drag-Along Seller shall not be responsible for the fraud of any other seller or any indemnification obligations and liabilities for breaches of representations and warranties made by any other seller with respect to such other seller's (i) ownership of and title to shares of capital stock of the Company, (ii) organization, (iii) authority and (iv) conflicts and consents.

            2.4.5 No Liability. Notwithstanding any other provision contained in this Section 2.4, there shall be no liability on the part of the Company or FPSH or Mr. Romo in the event that a Required Third-Party Sale pursuant to this
Section 2.4 is not consummated for any reason whatsoever, provided, however, that this Section 2.4.5 shall not relieve the Company or FPSH or Mr. Romo of any liability for the breach of this Agreement or any other agreement.

      2.5 FPSH Drag Sale. Notwithstanding anything to the contrary contained in this Agreement, during such time as FPSH has the right to nominate a majority of the members of the Board of Directors of the Company pursuant to Section 5.1.2, FPSH may require a sale of 100% of the shares of Common Stock and securities convertible into or exercisable for any shares of Common Stock (including the Co-Investment Rights) (an "FPSH Drag Sale") (a) prior to the three-year anniversary of the Effective Date, if (i) Mr. Romo is no longer Chief Executive Officer of the Company or is no longer performing for the Company the customary functions of a chief executive officer, and (ii) FPSH agrees to vest 100% of the Hurdle Co-Investment Rights, and (b) on or after the three-year anniversary of the Effective Date, if FPSH agrees to vest the greatest percentage (between 0% and 100%) of the Hurdle Co-Investment Rights (vesting the unvested Restricted Stock Units, the SPC Hurdle Co-Investment Rights and the FPSH Hurdle Co-Investment Rights on a pro rata basis) as would result in FPSH achieving the IRR Hurdle after giving effect to the vesting of such percentage of the Hurdle Co-Investment Rights and the vesting of all other rights and options to purchase Common Stock. The Hurdle Co-Investment Rights shall not vest pursuant to this Section 2.5 unless an FPSH Drag Sale is completed and if any such sale is completed, the Hurdle Co-Investment Rights shall only vest to the extent provided herein.

            2.5.1 Exercise. If FPSH proposes to make an FPSH Drag Sale, in a bona fide arm's-length transaction or series of related transactions to a Proposed Transferee, including pursuant to a stock sale, merger, business combination, recapitalization, consolidation, reorganization, restructuring or similar transaction, FPSH shall have (and shall exercise) the right (an "FPSH Drag-Along Right"), exercisable upon 30 days' prior written notice to the other Stockholders, to require the other Stockholders to sell all of their shares of Common Stock, Options, Warrants and Co-Investment Rights (to the extent then vested or concurrently being vested), to the Proposed Transferee on the same terms and conditions and at the same price (in the case of Options and Warrants, the purchase price of each Option and Warrant shall be equal to the purchase price attributable to the number of shares of Common Stock issuable upon exercise of such Option or Warrant less the exercise price thereof; in the case of Co-Investment Rights, the purchase price of each Co-Investment Right shall be equal to the purchase price attributable to the number of shares of Common Stock issuable upon exercise of such Co-Investment Right (to the extent then vested or concurrently being vested) less the exercise price thereof) as FPSH would receive in connection with such transaction.

            2.5.2 Sale Agreement. Each Stockholder selling shares of Common Stock, Options, Warrants or Co-Investment Rights pursuant to a transaction contemplated by this Section 2.5 (an "FPSH Drag-Along Seller") agrees to cooperate in consummating such a sale, including, without limitation, by becoming a party to the sales agreement and all other appropriate related agreements, delivering, at the consummation of such sale, stock certificates and other instruments for such shares of Common Stock, Options, Warrants or Co-Investment Rights duly endorsed for transfer, free and clear of all liens and encumbrances, and voting or consenting in favor of such transaction (to the extent a vote or consent is required) and taking any other necessary or appropriate action in furtherance thereof, including the execution and delivery of any other appropriate agreements, certificates, instruments and other documents. The foregoing notwithstanding, in connection with such sale, an FPSH Drag-Along Seller, as such, shall not be required to make any representations and warranties with respect to the Company or the Company's business or with respect to any other seller. In addition, each FPSH Drag-Along Seller shall be severally responsible for its proportionate share of the third-party expenses of sale incurred by FPSH in connection with such sale. Such monetary obligations and liabilities shall include (to the extent such obligations are incurred) monetary obligations and liabilities for indemnification (including for (a) breaches of representations and warranties made in connection with such sale by the Company or any other seller with respect to the Company or the Company's business and (b)breaches of covenants in effect prior to closing), and shall also include amounts paid into escrow or subject to holdbacks, and amounts subject to post-closing purchase price adjustments, provided that all such obligations are equally applicable on a several and not joint basis to each FPSH Drag-Along Seller based on the consideration received by such

FPSH Drag-Along Seller (treating any exercise price of unexercised Options or unexercised Warrants or unexercised Co-Investment Rights as consideration received). The foregoing notwithstanding, (a) without the written consent of an FPSH Drag-Along Seller, the amount of such obligations and liabilities for which such FPSH Drag-Along Seller shall be responsible shall not exceed the gross proceeds received by such FPSH Drag-Along Seller in such sale (treating any exercise price of unexercised Options or unexercised Warrants or unexercised Co-Investment Rights as proceeds received) and (b) an FPSH Drag-Along Seller shall not be responsible for the fraud of any other seller or any indemnification obligations and liabilities for breaches of representations and warranties made by any other seller with respect to such other seller's (i) ownership of and title to shares of capital stock of the Company, (ii) organization, (iii) authority and (iv) conflicts and consents.

            2.5.3 No Liability. Notwithstanding any other provision contained in this Section 2.5, there shall be no liability on the part of the Company or FPSH in the event that the sale pursuant to this Section 2.5 is not consummated for any reason whatsoever, provided, however, that this Section 2.5.3 shall not relieve the Company or FPSH of any liability for the breach of this Agreement or any other agreement. The decision whether to effect a Transfer pursuant to this
Section 2.5 shall be in the sole and absolute discretion of FPSH.

      2.6   Tag-Along Rights. Terms that are defined more than once in this
Section 2.6 shall be applied to each Person based on the Section applicable to such Person at such time.

            2.6.1 Tag Notice.

            (a) Single-Step Sale. On or after the three-year anniversary of the Effective Date, if FPSH proposes to sell to one or more Affiliated Persons in a single transaction a majority of the aggregate outstanding shares of Common Stock that it owns on the Effective Date, other than (i) to an FPSH Affiliate Transferee, (ii) pursuant to Section 2.4 (Sale Initiatives), (iii) pursuant to
Section 2.5 (FPSH Drag Sale), (iv) pursuant to a Piggyback Registration, or (v) pursuant to a Demand Registration (clauses (i) through (v), collectively, "Tag Carve-Out Sales"), then FPSH shall first give written notice (the "Tag Notice") to the Company and to each of the other Stockholders at the Effective Date (such other Stockholders, the "Offeree Stockholders"), stating that FPSH desires to make such sale, referring to Section 2.6, specifying the number of shares of Common Stock proposed to be sold by FPSH pursuant to the offer (the "Offer Shares"), and, specifying the price, the form of consideration, name and description of the purchaser and the material terms pursuant to which such sale is proposed to be made.

            (b) Multi-Step Sale. On or after the three-year anniversary of the Effective Date, if FPSH engages in a series of bona fide sales (other than any Tag Carve-Out Sales) to a Person or Affiliated Persons, the last of which bona fide sale (the "Final Sale") would result in such Person or Affiliated Persons (together, a "Multi-Step FPSH Majority Buyer") acquiring from FPSH, in the aggregate, a majority of the aggregate outstanding shares of Common Stock that FPSH owns on the Effective Date (a "Multi-Step FPSH Majority Sale"), then, FPSH shall first give written notice (the "Tag Notice") to the Company and to each of the other Stockholders at the Effective Date (the "Offeree Stockholders"), stating that FPSH desires to make such Final Sale, referring to Section 2.6, specifying the Offer Shares, and, specifying the price, the form of consideration, name and description of the purchaser and the material terms pursuant to which such Final Sale is proposed to be made. In the event of a Multi-Step FPSH Majority Sale, (i) the Tag-Along Rights pursuant to this Section 2.6.1(b) shall be based upon the price, the form of consideration, and the other material terms pursuant to which such Final Sale is proposed to be made, and (ii) "Offer Shares" shall be deemed to include all shares of Common Stock (A) previously sold by FPSH to the Multi-Step FPSH Majority Buyer and (B) proposed to be sold by FPSH to the Multi-Step FPSH Majority Buyer in the Final Sale.

            (c) NML/ABP/PGGM Tag Sale. After such time as FPSH has sold, in the aggregate, 5% of the aggregate outstanding shares of Common Stock that FPSH owns on the Effective Date, each time that FPSH proposes to sell shares of Common Stock, other than (i) to an FPSH Affiliate Transferee, (ii) pursuant to
Section 2.5 (FPSH Drag Sale), (iii) pursuant to a Piggyback Registration, or
(iv) pursuant to a Demand Registration, then FPSH shall first give written notice (the "Tag Notice") to the Company and to NML, ABP and PGGM and any of their respective PS Permitted Transferees (collectively, the "Offeree Stockholders"), stating that FPSH desires to make such sale, referring to
Section 2.6, specifying the number of shares of Common Stock proposed to be sold by FPSH pursuant to the offer (the "Offer Shares"), and, specifying the price, the form of consideration, name and description of the purchaser and the material terms pursuant to which such sale is proposed to be made. If and to the extent that Tag-Along Rights are triggered by Section 2.6.1(a) or Section 2.6.1(b), then NML, ABP and PGGM and any of their respective PS Permitted Transferees shall have the right to participate in such sales only to the extent contemplated by this Section 2.6.1(c) and not pursuant to Section 2.6.1(a) or
Section 2.6.1(b).

            2.6.2 Tag-Along Election. Within seven Business Days of the date of receipt of the Tag Notice, each Offeree Stockholder shall deliver to FPSH and to the Company a written notice stating whether the Offeree Stockholder elects to sell any of its shares of Common Stock up to its pro rata portion of its Common Stock (equal to (a) the total number of shares of Common Stock owned by such Offeree Stockholder, plus the total number of shares of Common Stock then issuable upon exercise of Options, Warrants and Co-Investment Rights then exercisable by such Offeree Stockholder, multiplied by (b) a fraction, (i) the numerator of which is the number of Offer Shares and (ii) the denominator of which is the total number of shares of Common Stock held by FPSH plus the total number of shares of Common Stock then issuable upon exercise or conversion of any convertible securities (including Options, Warrants and FPSH Hurdle Co-Investment Rights), if applicable, then exercisable or convertible by FPSH plus (in the case of a Multi-Step FPSH Majority Sale and for purposes of Section 2.6.1(b) only) the total number of shares of Common Stock, if any, previously Transferred by FPSH to a Multi-Step FPSH Majority Buyer) to such Proposed Transferee on the same terms, purchase price and conditions as FPSH (with respect to each Offeree Stockholder, its "Tag-Along Shares"). An election pursuant to the first sentence of this Section 2.6.2 shall constitute an irrevocable commitment by the Offeree Stockholder making such election to sell such Tag-Along Shares to the Proposed Transferee if the sale of Offer Shares to the Proposed Transferee occurs on the terms contemplated hereby. Such terms may include a maximum number of shares such Proposed Transferee is willing to purchase, and, in such case, FPSH and the Offeree Stockholder(s) selling shares pursuant hereto shall be cut back pro rata based on the number of shares each such Stockholder is electing to sell.

            2.6.3 Seller's Rights to Transfer.

            (a) Third-Party Sale; Tag-Along Buyer. A sale to a Proposed Transferee pursuant to this Section 2.6 shall only be consummated if the Proposed Transferee shall purchase, within 120 days of the date of the Tag Notice, concurrently with and on the same terms and conditions and at the same price as the Offer Shares, all of each Offeree Stockholder's Tag-Along Shares with respect to such sale, in accordance with their elections pursuant to
Section 2.6.2, and subject to the last sentence thereof (the "Tag-Along Right").

            (b) Sale Agreement. Each Offeree Stockholder electing to sell Tag-Along Shares (a "Tag-Along Seller") agrees to cooperate in consummating such a sale, including, without limitation, by becoming a party to the sale agreement and all other appropriate related agreements, delivering, at the consummation of such sale, stock certificates and other instruments for such Common Stock (or other equity securities of the Company) duly endorsed for transfer, free and clear of all liens and encumbrances, and voting or consenting in favor of such transaction (to the extent a vote or consent is required) and taking any other necessary or appropriate action in furtherance thereof, including the execution and delivery of any other appropriate agreements, certificates, instruments and other documents. The foregoing notwithstanding, in connection with such sale, a Tag-Along Seller, as such, shall not be required to make any representations and warranties with respect to the Company or the Company's business or with respect to any other seller. In addition, each Tag-Along Seller shall be severally responsible for its proportionate share of the third-party expenses of sale incurred by the sellers in connection with such sale and the monetary obligations and liabilities incurred by the sellers in connection with such sale. Such monetary obligations and liabilities shall include (to the extent such obligations are incurred) obligations and liabilities for indemnification (including for (i) breaches of representations and warranties made in connection with such sale by the Company or any other seller with respect to the Company or the Company's business, and (ii) breaches of covenants in effect prior to closing), and shall also include amounts paid into escrow or subject to holdbacks, and amounts subject to post-closing purchase price adjustments, provided that all such obligations are equally applicable on a several and not joint basis to each Tag-Along Seller based on the consideration received by such Tag-Along Seller (treating any exercise price of unexercised Options or unexercised Warrants or unexercised Co-Investment Rights as consideration received). The foregoing notwithstanding, (i) without the written consent of a Tag-Along Seller, the amount of such obligations and liabilities for which such Tag-Along Seller shall be responsible shall not exceed the gross proceeds received by such Tag-Along Seller in such sale (treating any exercise price of unexercised Options or unexercised Warrants or unexercised Co-Investment Rights as proceeds received) and (ii) a Tag-Along Seller shall not be responsible for the fraud of any other seller or for any indemnification obligations and liabilities for breaches of representations and warranties made by any other seller with respect to such other seller's (A) ownership of and title to shares of capital stock of the Company, (B) organization, (C) authority and (D) conflicts and consents. Notwithstanding anything to the contrary in this Section 2.6, FPSH shall be entitled to require any Tag-Along Seller of vested Options, Warrants, Co-Investment Rights or other equity rights convertible into Common Stock to exercise such vested Options, Warrants, Co-Investment Rights or other equity rights concurrent with the consummation of any sale contemplated by this
Section 2.6 to the extent necessary to participate in such sale.

            (c) No Liability. Notwithstanding any other provision contained in this Section 2.6.3, there shall be no liability on the part of the Company or FPSH in the event that the sale pursuant to this Section 2.6.3 is not consummated for any reason whatsoever, provided, however, that this Section 2.6.3(c) shall not relieve the Company or FPSH of any liability for the breach of this Agreement or any other agreement. The decision whether to effect a Transfer pursuant to this Section
2.6.3 shall be in the sole and absolute discretion of FPSH.

      2.7   Additional Provisions Relating to Restrictions on Transfers.

            2.7.l Legends. Each of the Stockholders hereby agrees that each outstanding certificate representing shares of Common Stock held or owned by such Stockholder or its Transferee, including any certificate representing shares of Common Stock acquired in accordance with the provisions of this Agreement or employment agreements with Management Investors, any certificates representing shares of Common Stock issued upon exercise of Options, Warrants or Co-Investment Rights and any Options, Warrants or Co-Investment Rights, in any case, subject to the provisions of this Agreement and issued prior to the date when the applicable restrictions are terminated pursuant to Section 2.7.3, shall bear endorsements reading substantially as follows:

            (a) The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state and may not be transferred, sold or otherwise disposed of except while such a registration is in effect or pursuant to an exemption from registration under said Act and applicable state securities laws.

            (b) The securities represented by this certificate are subject to the terms and conditions set forth in an Amended and Restated Stockholders' Agreement, dated as of September 29, 2003, as amended from time to time, copies of which may be obtained from the issuer or from the holder of this security. No transfer of such securities will be made on the books of the issuer unless accompanied by evidence of compliance with the terms of such agreement.

            Each outstanding certificate representing shares of Common Stock shall also bear any legend required by the terms of any subscription agreement, the 1998 Stock Incentive Plan or as the Company may otherwise deem appropriate.

            2.7.2 Copy of Agreement. A copy of this Agreement shall be filed with the corporate secretary of the Company, and kept with the records of the Company, and shall be made available for inspection by any Stockholder at the principal executive offices of the Company.

            2.7.3 Termination of Restrictions. The restriction referred to in the endorsement required pursuant to Section 2.7.1 (a) shall cease and terminate as to any particular shares of Common Stock when, in the reasonable opinion of counsel for the Company, such restriction is no longer required in order to assure compliance with the Securities Act and the state securities or "blue sky" laws. The Company or the Company's counsel, at their election, may request from any Stockholder a certificate or an opinion of such Stockholder's counsel with respect to any relevant matters in connection with the removal of the endorsement set forth in Section 2.7.1(a) from such Stockholder's stock certificates, any such certificate or opinion of counsel to be reasonably satisfactory to the Company and its counsel. The restrictions referred to in Section 2.7.1(b) shall cease and terminate as to any particular shares of Common Stock when, in the reasonable opinion of counsel for the Company, the provisions of this Agreement are no longer applicable to such shares or this Agreement shall have terminated in accordance with its terms. Any other restrictions referred to in any other legends required pursuant to Section
2.7.1 shall cease and terminate when, in the reasonable opinion of counsel for the Company, such restrictions are no longer applicable. Whenever such restrictions shall cease and terminate as to any shares of Common Stock or Options or Warrants or Co-Investment Rights, the Stockholder holding such shares shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any, if such unlegended shares are being delivered and transferred to any Person other than the registered holder thereof), new certificates for a like number of shares of Common Stock or like number of Options or like number of Warrants or like number of Co-Investment Rights not bearing the relevant legend(s) set forth or referred to in Section 2.7.1.

      2.8 Treatment of Hurdle Co-Investment Rights. In any instance contemplated by this Article II in which the Hurdle Co-Investment Rights may be subject to reduced vesting in order to cause FPSH to achieve the IRR Hurdle, FPSH and the Rights Holder may mutually agree in writing, in their sole discretion, to any alternative means of causing FPSH to achieve the IRR Hurdle (and/or to waive satisfaction of any conditions to vesting thereof), including, without limitation, (a) the Rights Holder or another Romo Person Transferring some or all of the SPC Co-Investment Rights or Common Stock owned by such Romo Person to FPSH, (b) any Romo Person making a cash payment to FPSH, and/or (c) FPSH waiving or amending the terms of vesting of the Hurdle Co-Investment Rights.

                                  ARTICLE III

                              REGISTRATION RIGHTS

      3.1   Piggyback and Demand Registrations.

            3.1.1 Piggyback Registrations. Following the three-year anniversary of the Effective Date, if the Company proposes to register for sale by the Company under the Securities Act any of its equity securities (other than a registration on Form S-4 or Form S-8, or any successor or similar forms), or any shares of Common Stock of an Initiating Party pursuant to a Demand Registration under Section 3.1.2, in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, the Company will each such time promptly give written notice to all Stockholders who beneficially own any Registrable Securities of its intention to do so, of the registration form of the SEC that has been selected by the Company and of such holders' rights under this Section 3.1 (the "Piggyback Notice"). The Company will use its reasonable best efforts to include, and to cause the underwriter or underwriters, if applicable, to include, in the proposed offering, on the same terms and conditions as the securities of the Company included in such offering, all Registrable Securities that the Company has been requested in writing, within 15 calendar days after the Piggyback Notice is given, to register by the Stockholders thereof (each such registration pursuant to this Section 3.1.1, a "Piggyback Registration"); provided, however, that (a) if, at any time after giving a

Piggyback Notice and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such equity securities (or, in the case of a Demand Registration, the Initiating Party thereof so determines), the Company may, at its election (or, in the case of a Demand Registration, where the Initiating Party thereof so determines, the Company shall), give written notice of such determination to all Stockholders who beneficially own any Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, and (b) in case of a determination by the Company to delay registration of its equity securities (or, in the case of a Demand Registration, the Initiating Party thereof so determines) the Company shall be permitted to (or, in the case of a Demand Registration where the Initiating Party thereof so determines, the Company, for a period not to exceed 60 days, shall) delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities (provided that clauses (a) and (b) above shall not relieve the Company of its obligations under Section 3.1.2). In the case of any registration of Registrable Securities in an underwritten offering pursuant to this Section 3.1.1, all Stockholders proposing to distribute their securities pursuant to this Section 3.1.l shall, at the request of the Company (or, in the case of a Demand Registration, the Initiating Party thereof), enter into an agreement in customary form with the underwriter or underwriters selected by the reasonable agreement of FPSH and Mr. Romo (or, in the case of a Demand Registration, selected in accordance with Section 3.1.2). Notwithstanding the foregoing, following an IPO, the Company shall not be obligated to effect registration of Registrable Securities for which Piggyback Registration is requested by a Stockholder if, at the time of such request, all such Registrable Securities are eligible for sale to the public by the requesting Stockholder without registration under Rule 144, with such sale not being limited by the volume restrictions thereunder.

            3.1.2 Demand Registrations. Upon the request of (a) FPSH, (b) Mr. Romo or (c) the holders of a majority of the Warrants and shares of Common Stock, taken together, held by NML and its PS Permitted Transferees at such time (each of the parties referred to in clauses (a), (b) and (c), an "Initiating Party," and the party and/or parties described in clause (c), the "NML Initiating Party"), the Company shall use its reasonable best efforts to register under the Securities Act Registrable Securities held by the Initiating Party (including, at the election of such Initiating Party, in an underwritten offering) and any other Stockholders participating in such Demand Registration (provided, however, that the aggregate expected market value of all such Registrable Securities included in such registration is greater than or equal to $50 million, and provided, further, that if shares of Common Stock are not publicly traded, the aggregate expected market value of all Common Stock included in such registration is greater than or equal to $100 million) and bear all expenses in connection with such offering in a manner consistent with
Section 3.1.3 and shall enter into such other agreements in furtherance thereof (each such registration pursuant to this Section 3.1.2, a "Demand Registration"), and the Company shall provide customary indemnifications in such instances (in a manner consistent with the indemnification provision of this Article III) to the Initiating Party, other Stockholders included in such registration and any such underwriters, provided, however, that no offering contemplated hereby shall be completed prior to the three-year anniversary of the Effective Date and provided further that NML and its PS Permitted Transferees shall not have the right to initiate a Demand Registration until after the occurrence of an IPO. FPSH shall have the right to initiate up to an aggregate of six Demand Registrations pursuant to this Section 3.1.2; provided, however, that the Company shall not be obligated to effect a Demand Registration within nine months of the effectiveness of another registration under this Section 3.1. Together, the Romo Persons shall have the right to initiate an aggregate of four Demand Registrations pursuant to this Section 3.1.2; provided, however, that the Company shall not be obligated to effect a Demand Registration within nine months of the effectiveness of another registration under this Section 3.1. The NML Initiating Party shall have the right to initiate an aggregate of two Demand Registrations; provided, however, that the Company shall not be obligated to effect a Demand Registration within nine months of the effectiveness of another registration under this Section 3.1. A registration shall not count as a Demand Registration unless and until the registration statement relating thereto has been declared effective by the SEC and not withdrawn. If any Demand Registration requested by FPSH is in the form of an underwritten offering, FPSH shall designate the underwriter or underwriters to be utilized in connection with such offering, provided, however, that if the ARG Trust or the Rights Holder participates in the offering, such underwriter or underwriters shall be reasonably acceptable to Mr. Romo. If the Demand Registration requested by a Romo Person is in the form of an underwritten offering, Mr. Romo shall designate an underwriter or underwriters to be utilized in connection with such offering, provided, however, that if FPSH participates in the offering, such underwriter or underwriters shall be reasonably acceptable to FPSH. If the Demand Registration requested by the NML Initiating Party is in the form of an underwritten offering, the Stockholder proposing to sell the largest number of shares of Common Stock shall designate an underwriter or underwriters to be utilized in connection with such offering, provided, however, that such underwriter or underwriters shall be reasonably acceptable to the Company.

            3.1.3 Expenses. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.1; provided, however, that each Stockholder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Stockholder's Registrable Securities pursuant to a registration statement effected pursuant to this Section 3.1.

            3.1.4 Priority in Piggyback and Demand Registrations. If the managing underwriter for a registration pursuant to this Section 3.1 shall advise the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number (the "Section
3.1 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Company (or, in the case of a Demand Registration, to the Initiating Party thereof), the Company shall include in such offering (a) first, all the securities the Company proposes to register for its own sale, and (b) second, to the extent that the securities the Company proposes to register are less than the Section 3.1 Sale Number, all Registrable Securities requested to be included by all Stockholders; provided, however, that, if the number of such Registrable Securities exceeds (i) the Section 3.1 Sale Number less (ii) the number of securities included pursuant to clause (a) above, then the number of such Registrable Securities included in such registration shall be allocated pro rata among all requesting Stockholders, on the basis of the relative number of shares of such Registrable Securities each such Stockholder then holds. If there is any reduction or exclusion of Registrable Securities pursuant to this Section 3.1.4 in connection with a Demand Registration, such registration shall not be deemed to be a Demand Registration for purposes of determining the maximum number of Demand Registrations the Company is obligated to effect for an Initiating Party pursuant to Section 3.1.2.

            3.1.5 Underwriting Requirements. In connection with any offering involving any underwriting of securities in a Piggyback Registration or a Demand Registration, the Company shall not be required to include any Stockholder's Registrable Securities in such underwriting unless such Stockholder accepts the terms of the underwriting as agreed upon between the Company (as well as the Initiating Party in the case of a Demand Registration) and the underwriters in such quantities and on such terms as set forth in Section 3.1.1, and such Stockholder agrees to sell such Stockholder's securities on the basis provided therein and completes and/or executes all questionnaires, indemnities, lock-ups, underwriting agreements and other documents (including powers of attorney and custody arrangements) customarily required generally of all selling Stockholders, in each case, in customary form and substance, which are requested to be executed in connection therewith.

      3.2 Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Article III, the Company will, as soon as practicable:

            (a) prepare and file with the SEC the requisite registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become and remain effective;

            (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as the Company shall deem appropriate and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement during such period;

            (c) furnish to each seller of such Registrable Securities and each underwriter such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request;

            (d) promptly notify each Stockholder that holds Registrable Securities covered by such registration statement, (i) when such registration statement or any post-effective amendment or supplement thereto becomes effective, (ii) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of such registration statement (and take all reasonable action to prevent the entry of such stop order or to remove it if entered, or the initiation of any proceedings for that purpose), or (iii) of the happening of any event as a result of which the registration statement, as then in effect, the prospectus related thereto or any document included therein by reference includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made and promptly file such amendments and supplements which may be required on account of such event and use its reasonable best efforts to cause each such amendment and supplement to become effective;

            (e) promptly furnish to counsel for each underwriter, if any, and to the selling Stockholders of Registrable Securities copies of any written request by the SEC or any state securities authority for amendments or supplements to a registration statement and prospectus or for additional information;

            (f) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible time;

            (g) use its best efforts to cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange or authorized for quotation on Nasdaq, if any, on which similar equity securities issued by the Company are then listed or authorized for quotation, or eligible for listing or quotation, if the listing or authorization for quotation of such securities is then permitted under the rules of such exchange or the NASD;

            (h) enter into an underwriting agreement with the underwriter of such offering in the form customary for such underwriter for similar offerings, including such representations and warranties by the Company, provisions regarding the delivery of opinions of counsel for the Company and accountants' letters, provisions regarding indemnification and contribution, and such other terms and conditions as are at the time customarily contained in such underwriter's underwriting agreements for similar offerings (the sellers of Registrable Securities that are to be distributed by such underwriter(s) may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriter(s) shall also be made to and for the benefit of such sellers of Registrable Securities);

            (i) make available for inspection by representatives of the selling Stockholders who hold Registrable Securities and any underwriters participating in any disposition pursuant hereto and any counsel or accountant retained by such Stockholders or underwriters, all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with a registration pursuant hereto; provided, however, that, with respect to records, documents or information which the Company determines, in good faith, to be confidential and as to which the Company notifies such representatives, underwriters, counsel or accountants in writing of such confidentiality, such representatives, underwriters, counsel or accountants shall not disclose such records, documents or information unless (i) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (ii) such records, documents or information have previously been generally made available to the public, or (iii) the disclosure of such records, documents or information is necessary, in the written opinion of outside legal counsel, to avoid or correct a material misstatement or omission in the registration statement and then only after reasonable request has been made to the Company to make such disclosure and the Company has denied such request. Each selling Stockholder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates (or for such Stockholder's business purposes or for any reason other than in connection with a registration hereunder) unless and until such information is made generally available (other than by such Stockholder or where such Stockholder knows that such information became publicly available as a result of a breach of any confidentiality arrangement) to the public. Each selling Stockholder of such Registrable Securities further agrees that it will, upon learning that disclosure of such records is sought, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the records deemed confidential;

            (j) permit any beneficial owner of Registrable Securities who, in the sole judgment, exercised in good faith, of such holder, might be deemed to be a controlling Person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, that in the judgment of such holder, as aforesaid, should be included; and

            (k) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering.

            The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing. The Company shall not be required to register or qualify any Registrable Securities covered by such registration statement under any state securities or "blue sky" laws of such jurisdictions other than as it deems necessary in connection with the chosen method of distribution or to take any other actions or do any other things other than those it reasonably deems necessary or advisable to consummate such distribution, and the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction.

            Each beneficial owner of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (d)(ii) and (d)(iii) above, such beneficial owner will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such beneficial owner's receipt of the copies of the supplemented or amended prospectus contemplated by clause (d) above, and, if so directed by the Company, such beneficial owner will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such beneficial owner's possession, of the prospectus covering such Registrable Securities that was in effect prior to such amendment or supplement.

      3.3   Indemnification.

            (a) In the event of any registration of any Registrable Securities pursuant to this Article III, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the seller of any Registrable Securities covered by such registration statement, its directors, officers, fiduciaries, employees and stockholders or members or general and limited partners (and the directors, officers, fiduciaries, employees and stockholders or members or general and limited partners thereof), each other Person who participates as an underwriter or a qualified independent underwriter, if any, in the offering or sale of such securities, each director, officer, fiduciary, employee and stockholder or general and limited partner of such underwriter or qualified independent underwriter, and each other Person (including any such Person's directors, officers, fiduciaries, employees and stockholders or members or general and limited partners), if any, who controls such seller or any such underwriter or qualified independent underwriter, within the meaning of the Securities Act, against any and all Claims in respect thereof and expenses (including reasonable fees and expenses of counsel and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims or expenses arise out of or are based upon any of the following actual or alleged statements, omissions or violations (each, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered pursuant to this Agreement under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim or expense arises out of or is based upon any Violation that occurs in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such indemnified party expressly stating that such information is for use therein.

            (b) Each holder of Registrable Securities that are included in the securities as to which any Demand Registration or Piggyback Registration is being effected (and, if the Company requires as a condition to including any Registrable Securities in any registration statement filed in connection with any Demand Registration or Piggyback Registration, any underwriter and qualified independent underwriter, if any) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section
3.3 (a)), to the fullest extent permitted by law, the Company, its directors, officers, fiduciaries, employees and stockholders (and the directors, officers, fiduciaries, employees and stockholders or members or general and limited partners thereof) and each Person (including any such Person's directors, officers, fiduciaries, employees and stockholders or members or general and limited partners), if any, controlling the Company within the meaning of the Securities Act and all other prospective sellers and their directors, officers, fiduciaries, employees and stockholders or general and limited partners and respective controlling Persons (including any such Person's directors, officers, fiduciaries, employees and stockholders or members or general and limited partners) against any and all Claims and expenses (including reasonable fees and expenses of counsel and any amounts paid in any settlement effected with the consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims or expenses arise out of or are based upon any Violation that occurs in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such holder or underwriter or qualified independent underwriter, if any, expressly stating that such information is for use in connection with any registration statement, preliminary, final or summary prospectus or amendment or supplement or document incorporated by reference into any of the foregoing; provided, however, that the aggregate amount which any such holder, underwriter or qualified independent underwriter shall be required to pay pursuant to this
Section 3.3(b) and Sections 3.3(c) and 3.3(e) shall be limited to (i) in the case of any such holder, the amount of the gross proceeds received by such holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim and (ii) in the case of any such underwriter or qualified independent underwriter, the amount of the total sales price of the Registrable Securities sold through or by it pursuant to the registration statement giving rise to such claim.

            (c) Indemnification similar to that specified in Sections 3.3(a) and 3.3(b) (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities (and, if the Company requires as a condition to including any Registrable Securities in any registration statement filed in connection with any Demand Registration or Piggyback Registration, any underwriter and qualified independent underwriter, if any) with respect to any required registration or other qualification of securities under any state securities or "blue sky" laws.

            (d) Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 3.3, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 3.3, except to the extent the indemnifying party is prejudiced thereby and shall not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under this Section 3.3. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding that is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties that are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, which consent shall not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
(A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

            (e) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Sections 3.3(a), 3.3(b) or 3.3(c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand from the relevant offering of securities. If, however, the allocation provided in the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required by Section 3.3(d) above and the indemnifying party is prejudiced thereby, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative fault of but also the relative benefits received by the indemnifying party, on the one hand, and the indemnified party, on the other hand, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the Violation relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 3.3(e) were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the preceding sentences of this
Section 3.3(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 3.3(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 3.3(e) to contribute any amount in excess of (i) in the case of an indemnifying party that is a holder of Registrable Securities, the gross proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, or (ii) in the case of an indemnifying party that is an underwriter or a qualified independent underwriter, the amount of the total sales price of the Registrable Securities sold through or by it in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less, in any such case referred to in clauses (i) and (ii) above, the amount of all indemnification and contribution payments made pursuant to Sections 3.3(b) and (c) and this Section 3.3(e), as the case may be, in connection with such offering.

            (f) The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

            (g)   The indemnification and contribution required by this Section
3.3 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

            (h) In connection with underwritten offerings, the Company will use reasonable best efforts to negotiate terms of indemnification that are reasonably favorable to the various sellers pursuant thereto, as appropriate under the circumstances.

      3.4   Holdback Agreement.

            (a) If requested in writing by the Company or the underwriter of any underwritten offering affording Stockholders registration rights pursuant to
Section 3.1 (whether or not some or all of such Stockholder's Registrable Securities are subject to a cutback pursuant to Section 3.1.4), including, without limitation, an IPO, each Stockholder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144, of any Registrable Securities or any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) within 14 days before or 180 days after the effective date of a registration statement affording Stockholders registration rights pursuant to
Section 3.1 (including where subject to a cutback pursuant to Section 3.1.4), or for such shorter period as the sole or lead managing underwriter or the Company shall request, in any such case, unless consented to by such underwriter or the Company, as applicable. Any restriction imposed pursuant to this Section 3.4(a) shall be imposed on equal terms with respect to FPSH, on the one hand, and the Romo Persons and Romo Transferees, on the other hand.

            (b) If requested in writing by the underwriter of any offering in connection with an underwritten Demand Registration, the Company agrees not to effect any public sale or distribution (other than public sales or distributions solely by and for the account of the Company of securities issued (i) pursuant to any employee or director benefit or similar plan or any dividend reinvestment plan or (ii) in any acquisition by the Company) of any Registrable Securities or any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), within 14 days before or 180 days after the effective date of a registration statement filed in connection with a Demand Registration, or for such shorter period as the sole or lead managing underwriter shall request, in any such case, unless consented to by such underwriter.

      3.5 Deferral. Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to prepare and file, or cause to become effective, any registration statement pursuant to Section 3.1.2 at any time when, in the good faith judgment of the Board of Directors of the Company, the filing thereof at the time requested or the effectiveness thereof after filing should be delayed to permit the Company to include in the registration statement the Company's financial statements (and any required audit opinion thereon) for the then immediately preceding fiscal year or fiscal quarter, as the case may be. The filing of a registration statement by the Company cannot be deferred pursuant to the provisions of the immediately preceding sentence beyond the time that such financial statements (or any required audit opinion thereon) would be required to be filed with the SEC as part of the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, if the Company were then obligated to file such reports. Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to file a registration statement, or cause a registration statement previously filed pursuant to
Section 3.1 to become effective, and may suspend sales by the holders of Registrable Securities under any registration that has previously become effective, at any time when, in the good faith judgment of the Board of Directors of the Company, it reasonably believes that the effectiveness of such registration statement or the offering of securities pursuant thereto would materially adversely affect a pending or proposed acquisition, merger, recapitalization, consolidation, reorganization or similar transaction or negotiations, discussions or pending proposals with respect thereto; provided, however, that deferrals pursuant to this sentence shall not exceed, in the aggregate, 180 days in any calendar year. The filing of a registration statement, or any amendment or supplement thereto, by the Company cannot be deferred, and the rights of holders of Registrable Securities to make sales pursuant to an effective registration statement cannot be suspended, pursuant to the provisions of the immediately preceding sentence for more than 30 days after the abandonment or the consummation of any of the foregoing proposals or transactions, unless invoked under new circumstances.

                                   ARTICLE IV

                    MANAGEMENT INVESTOR PUT AND CALL RIGHTS

      4.1 Call Rights. If, prior to the consummation of an IPO, a Management Investor dies or the Management Investor's employment by the Company or, if applicable, an Affiliate thereof, terminates for any reason (including due to a Permanent Disability), the Company shall have the right (a "Call Right"), at its election, subject to different or additional requirements, if any, of the state securities laws, rules or regulations pursuant to which particular shares of Common Stock were qualified or exempted from qualification, to purchase at any time or from time to time, all or any part of the Management Investor's shares of Common Stock (including any shares held by its Management Transferees) (the shares so purchased, the "Called Shares"), provided, however, that in no event shall a Call Right with respect to Called Shares be exercised after the date which is nine (9) months after such Management Investor's death or the termination of such Management Investor's employment with the Company or, if applicable, an Affiliate thereof. The price to be paid for any Called Shares shall be equal to (a) in the case of any termination other than by the Company or, if applicable, an Affiliate thereof for Cause, the aggregate Fair Market Value of such Called Shares determined as of the date of exercise of the Call Right with respect to such Called Shares, and (b) in the case of termination by the Company or, if applicable, an Affiliate thereof for Cause, the lower of (1) the aggregate Fair Market Value of such Called Shares determined as of the date of exercise of the Call Right with respect to such Called Shares, and (2) the sum of each of the products of (x) the number of Called Shares having the same Cost Per Share (subject to adjustment to reflect any adjustments to the Common Stock made to reflect any merger, reorganization, consolidation, recapitalization, spin-off, stock dividend, stock split, extraordinary distribution with respect to the Common Stock or other change in corporate structure affecting the Common Stock, as the Board of Directors of the Company reasonably shall deem fair and appropriate) and (y) such Cost Per Share. The Company shall pay the purchase price for the Common Stock repurchased pursuant to Section 4.1 in cash to the extent that the Company is permitted or required to purchase such shares for cash (under both applicable law and the Company's and its Affiliates' indebtedness and contractual arrangements and agreements). The Company shall fund any amount not so permitted to be paid in cash with a Buy-Out Note. A Supermajority of the Board may, in its discretion, assign the rights and obligations of the Company under Section 4.1 to any other Person, but no such assignment shall relieve the Company of its obligations hereunder to the extent not satisfied by such assignee.

      4.2   Put Rights. Subject to any waiver of the rights provided in this
Section 4.2 contained in the Employment Agreement or any analogous provision of any employment, compensation or benefit agreement or arrangement, if any, of any Management Investor, if, prior to the consummation of an IPO, a Management Investor dies or the Management Investor's employment by the Company or, if applicable, an Affiliate thereof, is terminated by the Company or, if applicable, an Affiliate thereof, without Cause or is terminated due to a Permanent Disability, or with Good Reason, the Management Investor or the Management Investor's legal representative or trustee, as the case may be, shall have the right (a "Put Right"), to require the Company to purchase all (but not less than all) of the Management Investor's Common Stock (including any shares held by its Management Transferees) (such shares on each particular Put Right exercise date, the "Put Shares") and all (but not less than all) of the Management Investor's Options (such Options on each particular Put Right exercise date, the "Put Options") provided that in no event shall a Put Right be exercised after the date which is six (6) months after such Management Investor's death or the termination of such Management Investor's employment with the Company or, if applicable, an Affiliate thereof. The price to be paid for any Put Shares shall be equal to the aggregate Fair Market Value of such Put Shares determined as of the date of exercise of the Put Right with respect to such Put Shares. The price to be paid for any Put Option shall be equal to the aggregate Fair Market Value of the shares of Common Stock (determined as of the date of exercise of the Put Right with respect to such Put Option) underlying such Put Option, less (i) the product of the per share exercise price and the number of shares subject to the Put Option, and (ii) applicable withholdings. The Company shall pay the purchase price (less exercise price and applicable withholdings with respect to Options) for the Common Stock and the Options repurchased pursuant to this Section 4.2 in cash to the extent that the Company is permitted or required to purchase such shares for cash (under both applicable law and the Company's and its Affiliates' indebtedness and contractual arrangements and agreements). The Company shall fund any amount not so permitted to be paid in cash with a Buy-Out Note. A Supermajority of the Board may, in its discretion, assign the rights and obligations of the Company under this Section 4.2 to any other Person, but no such assignment shall relieve the Company of its obligations hereunder to the extent not satisfied by such assignee.

      4.3 Withholdings. The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation, or may permit a Management Investor to elect to pay the Company any such required withholding taxes. If such Management Investor so elects, the payment by such Management Investor of such taxes shall be a condition to the receipt of amounts payable to such Management Investor under this Agreement. The Company shall, to the extent permitted or required by law, have the right to deduct any such taxes from any payment otherwise due to such Management Investor.

                                   ARTICLE V

                              CORPORATE GOVERNANCE

      5.1   Business Plans.

            5.1.1 2004 Annual Business Plan. Prior to the Effective Date, an individual appointed by Mr. Romo (the "Romo Representative") and the FPSH Representative shall work together to mutually approve and adopt an Annual Business Plan for fiscal year 2004 (and, to the extent applicable, for any period following the Effective Date remaining in fiscal year 2003 (such period, the "2003 Stub Period")). If, prior to the Effective Date, each of the Romo Representative and the FPSH Representative mutually approves and adopts an Annual Business Plan for fiscal year 2004 (and, to the extent applicable, for the 2003 Stub Period), such plan shall become an Approved Annual Business Plan for such period for purposes of this Agreement. If the Romo Representative and the FPSH Representative fail to adopt an Annual Business Plan for fiscal year 2004 (and, to the extent applicable, for the 2003 Stub Period) prior to the Effective Date, an Annual Business Plan for fiscal year 2004 (and, to the extent applicable, for the 2003 Stub Period) may thereafter be approved and adopted as follows:

(a) During (i) such time as Mr. Romo has the right to nominate a majority of the members of the Board of Directors of the Company, and (ii) such time as FPSH has the right to nominate a majority of the members of the Board of Directors of the Company and prior to the occurrence of a Target Default, by the approval of a Supermajority of the Board.

(b) During such time as FPSH has the right to nominate a majority of the members of the Board of Directors of the Company and following the occurrence of a Target Default, subject to Section 5.3.2 (a), (b) and (c) of this Agreement, by the approval of the Board of Directors of the Company.

If an Annual Business Plan for fiscal year 2004 (and, to the extent applicable, for the 2003 Stub Period) is approved and adopted in accordance with this
Section 5.1.l, such plan shall become an Approved Annual Business Plan for such period for purposes of this Agreement. If an Annual Business Plan for fiscal year 2004 (and, to the extent applicable, for the 2003 Stub Period) is not approved and adopted in accordance with this Section 5.1.1, the Company will operate without any Annual Business Plan during such fiscal year in accordance with Section 5.2 of this Agreement.

            5.1.2 Initial Three-Year Business Plan. Prior to the Effective Date, the Romo Representative and the FPSH Representative shall work together to mutually approve and adopt a Three-Year Business Plan for fiscal years 2004, 2005 and 2006 (and, to the extent applicable, for the 2003 Stub Period). If, prior to the Effective Date, each of the Romo Representative and the FPSH Representative mutually approves and adopts a Three-Year Business Plan for fiscal years 2004, 2005 and 2006 (and, to the extent applicable, for the 2003 Stub Period), such plan shall become the Approved Three-Year Business Plan for such period for purposes of this Agreement. If the Romo Representative and the FPSH Representative fail to adopt a Three-Year Business Plan for fiscal years 2004, 2005 and 2006 (and, to the extent applicable, for the 2003 Stub Period) prior to the Effective Date, a Three-Year Business Plan for fiscal years 2004, 2005 and 2006 (and, to the extent applicable, for the 2003 Stub Period) may thereafter be approved and adopted as follows:

            (a) During (i) such time as Mr. Romo has the right to nominate a majority of the members of the Board of Directors of the Company, and (ii) such time as FPSH has the right to nominate a majority of the members of the Board of Directors of the Company and prior to the occurrence of a Target Default, by the approval of a Supermajority of the Board.

            (b) During such time as FPSH has the right to nominate a majority of the members of the Board of Directors of the Company and following the occurrence of a Target Default, subject to Section 5.3.2 (a), (b) and (c) of this Agreement, by the approval of the Board of Directors of the Company.

If a Three-Year Business Plan for fiscal years 2004, 2005 and 2006 (and, to the extent applicable, for the 2003 Stub Period) is approved and adopted in accordance with this Section 5.1.2, such plan shall become an Approved Three-Year Business Plan for such period for purposes of this Agreement. If a Three-Year Business Plan for fiscal years 2004, 2005 and 2006 (and, to the extent applicable, for the 2003 Stub Period) is not approved and adopted in accordance with this Section 5.1.2, the Company will operate without any Three-Year Business Plan during such period in accordance with Section 5.2 of this Agreement. Each of the Romo Representative, the FPSH Representative, the Romo Designees and the FPSH Designees shall use good faith efforts to cause the adoption and approval of a Three-Year Business Plan for fiscal years 2004, 2005 and 2006 (and, to the extent applicable, for the 2003 Stub Period). None of the foregoing Persons shall unreasonably withhold approval of a Three-Year Business Plan.

            5.1.3 Annual Business Plans - Romo Control. During such time as Mr. Romo has the right to nominate a majority of the members of the Board of Directors of the Company, with respect to each of fiscal years 2005, 2006, 2007 and 2008, the following principles shall apply with respect to the approval and adoption of an Annual Business Plan: (a) not less than forty-five (45) days before the start of each fiscal year of the Company, management shall submit to the Board of Directors of the Company a proposed Annual Business Plan for such fiscal year; (b) the approval and adoption of an Annual Business Plan shall require the approval of a Supermajority of the Board, provided, however, that if the Company has not failed to achieve the Targets for any of the preceding four fiscal quarters, and if the proposed Annual Business Plan is for the next fiscal year and reasonably projects that the Company will achieve the Targets for each fiscal quarter covered by the proposed Annual Business Plan, then the FPSH Designees shall not unreasonably withhold approval of such proposed Annual Business Plan; (c) if a Supermajority of the Board approves an Annual Business Plan, the plan shall become the Approved Annual Business Plan for such fiscal year for purposes of this Agreement; and (d) if a Super-majority of the Board does not approve an Annual Business Plan for a particular fiscal year, the Company will operate without any Annual Business Plan during such fiscal year in accordance with Section 5.2.1 of this Agreement.

            5.1.4 Annual Business Plans - FPSH Control. During such time as FPSH has the right to nominate a majority of the members of the Board of Directors of the Company, with respect to each of fiscal years 2005, 2006, 2007 and 2008, the following principles will apply with respect to the approval and adoption of an Annual Business Plan:

(a) Pre-Target Default. Not less than forty-five (45) days before the start of each fiscal year of the Company, management shall submit to the Board of Directors of the Company a proposed Annual Business Plan for such fiscal year. Prior to the occurrence of a Target Default, the adoption of an Annual Business Plan shall require the approval of a Supermajority of the Board. Prior to the occurrence of a Target Default, if a Supermajority of the Board approves an Annual Business Plan, the plan shall become the Approved Annual Business Plan for such fiscal year for purposes of this Agreement. Prior to the occurrence of a Target Default, if a Supermajority of the Board does not approve an Annual Business Plan for a particular fiscal year, the Company will operate without any Annual Business Plan during such fiscal year in accordance with Section 5.2.2 of this Agreement.

(b) Post-Target Default. Not less than forty-five (45) days before the start of each fiscal year of the Company, management shall submit to the Board of Directors of the Company a proposed Annual Business Plan for such fiscal year. Following the occurrence of a Target Default, the adoption of an Annual Business Plan shall require the approval of the Board of Directors of the Company, provided, however, that any item contained in a proposed Annual Business Plan that would require approval pursuant to Section 5.3.2(a), (b) or (c) of this Agreement shall require the approval of Mr. Romo, provided, further, however, that the foregoing shall not prevent the Board of Directors of the Company from approving and adopting an Annual Business Plan with respect to all matters other than those specified by Sections 5.3.2(a), (b) and (c). Following the occurrence of a Target Default, if the Board of Directors of the Company approves an Annual

Business Plan, the plan shall become the Approved Annual Business Plan for such fiscal year for purposes of this Agreement.

            5.1.5 Amendments.

            (a) During (i) such time as Mr. Romo has the right to nominate a majority of the members of the Board of Directors of the Company, and (ii) such time as FPSH has the right to nominate a majority of the members of the Board of Directors of the Company and prior to the occurrence of a Target Default, an Approved Annual Business Plan or an Approved Three-Year Business Plan may be amended (including, with respect to an Approved Three-Year Business Plan, by extending the fiscal years covered by such Approved Three-Year Business Plan) by the approval of a Supermajority of the Board, provided, however, that no such approval shall be required to decrease or shift financial allocations, commitments or expenditures in an amount equal to or less than $250,000 individually, or $1,000,000 in the aggregate. An Approved Annual Business Plan or Approved Three-Year Business Plan as amended in accordance with this Section 5.1.5(a) shall be the Approved Annual Business Plan or Approved Three-Year Business Plan, as applicable, for purposes of this Agreement for the period covered by such plan.

            (b) During such time as FPSH has the right to nominate a majority of the members of the Board of Directors of the Company and following the occurrence of a Target Default, an Approved Annual Business Plan or an Approved Three-Year Business Plan may be amended (including, with respect to an Approved Three-Year Business Plan, by extending the fiscal years covered by such Approved Three-Year Business Plan) by the approval of the Board of Directors, provided, however, that any item contained in a proposed amendment that would require approval pursuant to Section 5.3.2(a), (b) or (c) of this Agreement shall require the approval of Mr. Romo, provided, further, however, that the foregoing shall not prevent the Board of Directors of the Company from approving and adopting an amendment with respect to an Approved Annual Business Plan or an Approved Three-Year Business Plan with respect to all matters other than those contemplated by Sections 5.3.2(a), (b) and (c). An Approved Annual Business Plan or Approved Three-Year Business Plan as amended in accordance with this Section 5.1.5(b) shall be the Approved Annual Business Plan or Approved Three-Year Business Plan, as applicable, for purposes of this Agreement for the period covered by such plan.

            5.1.6 Deadlock Mechanics. In the event that the adoption of an Annual Business Plan or a Three-Year Business Plan or the amendment of an Approved Annual Business Plan or an Approved Three-Year Business Plan requires the approval of a Supermajority of the Board and such approval is not obtained upon initial presentation of such approval item to the Board of Directors of the Company, the following procedures shall apply: Within, twenty days following the submission of such approval item to the Board of Directors of the Company, management shall consult with and take into account the objections of any member of the Board of Directors of the Company and shall attempt to modify any proposed Annual Business Plan, proposed Three-Year Business Plan, proposed amendment to an Approved Annual Business Plan or proposed amendment to an Approved Three-Year Business Plan, as applicable, in an effort to secure the approval of a Super-majority of the Board. If, approval by a Supermajority of the Board is not thereafter obtained, within 30 days after the initial submission of the approval item, the FPSH Representative and the Romo Representative shall hold discussions to attempt to resolve any remaining differences. Whether or not approval by a Supermajority of the Board is thereafter obtained, the Company will operate in accordance with Section 5.2 of this Agreement.

            5.1.7 Good Faith Efforts. Each of the Romo Representative, the FPSH Representative, the Romo Designees and the FPSH Designees shall use good faith efforts in connection with the proposal, adoption and approval procedures described in this Section 5.1.

      5.2   Board of Directors.

            5.2.1 Initial Composition. Following the Effective Date, the Board of Directors of the Company shall consist of seven members. Except as otherwise provided in Section 5.2.2, Mr. Romo shall have the right to nominate a majority of the members of the Board of Directors of the Company, as described herein, which initially shall include Mr. Romo (Chairman of the Board of Directors of the Company and Chief Executive Officer of the Company) and three other members to be designated by Mr. Romo (any member of the Board of Directors of the Company designated by Mr. Romo, including Mr. Romo, a "Romo Designee"). So long as Mr. Romo has the right to nominate a majority of the members of the Board of Directors of the Company, FPSH shall have the right to nominate a number of directors equal to the number nominated by Mr. Romo minus one and such number shall initially include Mr. W. Dexter Paine, III as Vice Chairman of the Board of Directors of the Company and two other members to be designated by FPSH (any member of the Board of Directors of the Company designated by FPSH, including Mr. Paine, an "FPSH Designee"). In addition, FPSH and Mr. Romo may agree to nominate additional mutually agreeable independent members of the Board of Directors of the Company, provided, however, that, except as otherwise provided in Section 5.2.2, Mr. Romo shall be permitted to nominate additional directors in order to maintain a majority of the Board of Directors of the Company. Subject to Section 5.3.1, so long as Mr. Romo has the right to nominate a majority of the members of the Board of Directors of the Company, the Board of Directors of the Company shall be entitled to operate the business of the Company in accordance with the following principles:

            (a) if, during a particular fiscal year, there is an Approved Annual Business Plan, the Board of Directors of the Company shall be entitled to operate the business of the Company in accordance with such Approved Annual Business Plan;

            (b) if, during any particular fiscal year, there is no Approved Annual Business Plan, but there is an Approved Three-Year Business Plan covering such fiscal year, then, during any such fiscal year, the Board of Directors of the Company shall be entitled to operate the business of the Company in accordance with the Approved Three-Year Business Plan, provided, however, that any single capital expenditure equal to or greater than $500,000 or any series of related capital expenditures equal to or greater than $500,000 shall require the approval of a Supermajority of the Board; and

            (c) if, during any fiscal year, there is no Approved Annual Business Plan and no Approved Three-Year Business Plan, all decisions regarding the operation of the business shall be subject to approval by a Supermajority of the Board.

            5.2.2 Default Composition. If (a) Mr. Romo or the Company materially breaches this Agreement (and such breach is not cured within ten Business Days after the date Mr. Romo received notice of the breach); (b) a Target Default occurs, (c) Mr. Romo is no longer employed as Chief Executive Officer of the Company or is no longer performing for the Company the customary functions of a chief executive officer, or (d) the Romo Designees or the senior executive management of the Company fail, within twenty Business Days after receiving notice of such failure, to enforce in good faith the Corporate Policies and Procedures (it being understood that so long as the Romo Designees and the senior executive management use good faith efforts to enforce the Corporate Policies and Procedures, the failure of an employee of the Company to comply with such Corporate Policies and Procedures shall not, by itself, result in FPSH receiving the rights and privileges associated with majority control), FPSH shall thereafter have all customary rights and privileges associated with majority control (including the right to choose executive management of the Company) and will have the right to nominate a majority of the members of the Board of Directors of the Company (including the Chairman), provided that Mr. Romo shall continue to have the right to nominate at least three members of the Board of Directors of the Company. In addition, FPSH and Mr. Romo may agree to nominate additional mutually agreeable independent members of the Board of Directors of the Company, provided, however, that FPSH shall be permitted to add additional directors in order to maintain a majority of the Board of Directors of the Company. Subject to Sections 5.3.2 and 5.3.3, so long as FPSH has the right to nominate a majority of the members of the Board of Directors of the Company, the Board of Directors of the Company shall be entitled to operate the business of the Company in accordance with the following principles:

            (a) if, during a particular fiscal year, there is an Approved Actual Business Plan, the Board of Directors of the Company shall be entitled to operate the business of the Company in accordance with such Approved Actual Business Plan;

            (b) if, during any particular fiscal year, there is no Approved Actual Business Plan, but there is an Approved Three-Year Business Plan covering such fiscal year, then, during any such fiscal year, the Board of Directors of the Company shall be entitled to operate the business of the Company in accordance with the Approved Three-Year Business Plan, provided, however, that any single capital expenditure equal to or greater than $500,000 or any series of related capital expenditures equal to or greater than $500,000 shall require the approval of the Board of Directors of the Company, provided, further, however, that the first proviso shall not apply following the occurrence of a Target Default; and

            (c) if, during any particular fiscal year, there is no Approved Actual Business Plan and no Approved Three-Year Business Plan, all decisions regarding the operation of the business shall be subject to approval by the Board of Directors of the Company.

            5.2.3 Committee Designation. The parties shall take all necessary action as is required under applicable law to assure that each Committee of the Board of Directors of the Company, including an Audit Committee, Compensation Committee and Executive Committee shall be comprised as follows: (a) unless Mr. Romo and Mr. Paine mutually agree otherwise, the Executive Committee shall consist of two individuals, including (i) the chief executive officer of the Company, and (ii) Mr. Saul Fox or Mr. Paine; and (b) each of the other Committees of the Board of Directors of the Company shall consist of three individuals, including one FPSH Designee, one Romo Designee and one individual mutually agreed upon by FPSH and Mr.

Romo, provided, however, that the Compensation Committee shall not include any members of the Company's executive management. During the intervals between meetings of the Board of Directors of the Company, the Executive Committee shall have and may exercise all the powers and authority of the Board of Directors of the Company in the management of the business and the affairs of the Company, except as otherwise provided by law, the Certificate, the Bylaws of the Company, or this Agreement.

            5.2.4 Voting Obligation. Each of the Stockholders entitled to vote in the election of directors to the Board of Directors of the Company agrees that it shall vote its Common Stock or execute consents, as the case may be, and take all other necessary action (including causing the Company to call a special meeting of Stockholders) in order to ensure that the designees that each of Mr. Romo and FPSH is entitled to nominate to the Board of Directors of the Company as set forth in this Section 5.2 are so elected.

      5.3   Approval Rights.

            5.3.1 FPSH Approval Rights. At any time that FPSH does not have the right to nominate a majority of the Board of Directors of the Company, in addition to approval by a majority of the Board of Directors of the Company, the approval of FPSH shall be required to approve any of the following actions by the Company:

            (a) the sale, transfer or other disposition of assets or businesses of the Company or its subsidiaries with a value greater than $250,000 individually, or $1,000,000 in the aggregate during any rolling twelve-month period (other than inventory in the ordinary course), other than as specifically contemplated by the Approved Business Plan;

            (b) the acquisition of any assets or properties (in one or more related transactions) for cash or otherwise for an amount in excess of $250,000 individually, or $1,000,000 in the aggregate during any rolling twelve-month period, other than as specifically contemplated by the Approved Business Plan;

            (c) changes in the capital structure of the Company or its subsidiaries (including the occurrence of an IPO or other issuances of equity);

            (d) other than as contemplated by the Approved Business Plan, the incurrence of any indebtedness for borrowed money, the making of any guarantee of any such indebtedness, or the prepayment, refinancing, amendment, change or increase of any indebtedness for borrowed money;

            (e) determinations regarding the material terms of indebtedness contemplated by the Approved Business Plan, to the extent such terms are not provided for in the Approved Business Plan;

            (f) capital expenditures outside of the Approved Business Plan in an amount greater than $250,000, individually, or $1,000,000 in the aggregate during any rolling twelve-month period;

            (g) the declaration, setting aside, making or paying of any dividend or other distribution in respect of the Company's shares or equity interests, or the purchase or redemption, directly or indirectly, of such shares or equity interests (other than pursuant to this Agreement and the 1998 Stock Incentive Plan (and related agreements));

            (h) investments outside of the Approved Business Plan in an amount greater than $250,000, individually, or $1,000,000 in the aggregate during any rolling twelve-month period;

            (i) material transactions not specifically contemplated by the Approved Business Plan;

            (j) annual business plans, operating plans and strategic plans to the extent they modify the Approved Business Plan, including, without limitation, increasing, decreasing or shifting financial allocations, commitments or expenditures in an amount greater than $250,000 individually, or $1,000,000 in the aggregate;

            (k) transactions with any executive officers, directors or Affiliates of the Company or any Stockholder (other than transactions with or among wholly-owned Subsidiaries of the Company);

            (l) the settlement or compromise of material litigation or administrative proceedings;

            (m) the replacement of the independent auditors or the making of any material change in any method of tax or financial accounting or accounting practice, except for any such change required by reason of a concurrent change in generally accepted accounting principles;

            (n) the commencement of any voluntary bankruptcy proceeding or termination, liquidation or dissolution of the Company;

            (o) the amendment, modification or waiver of any terms of any outstanding security of the Company or its subsidiaries;

            (p) entering into or modifying any employment agreement, severance agreement or loan arrangement with any executive officer or director of the Company or otherwise establishing or modifying any severance arrangements or plans, in each case, outside of the Approved Business Plan;

            (q) consulting fees outside of the Approved Business Plan in an amount greater than $250,000, individually, or $250,000 in the aggregate during any rolling twelve-month period;

            (r) press releases or public announcements that relate to the equity ownership of the Company or its equityholders, including FPSH;

            (s)   amending the Corporate Policies and Procedures;

            (t)   the amendment of the Certificate or Bylaws of the Company;

            (u) entering into new, or amending existing, shareholder agreements (including this Agreement);

            (v) entering into new, or amending existing, option agreements or the Co-Investment Rights Agreements; and

            (w)   the entry into any agreement with respect to the foregoing.

            5.3.2 Basic Romo Approval Rights. During such time as FPSH controls a majority of the Board of Directors of the Company, in addition to approval by a majority of the Board of Directors of the Company, Mr. Romo's approval shall be required to approve any of the following actions by the Company:

            (a) the acquisition of any assets or properties (in one or more related transactions) for cash or otherwise for an amount in excess of $250,000 individually, or $1,000,000 in the aggregate during any rolling twelve-month period, other than as specifically contemplated by the Approved Business Plan;

            (b) other than as contemplated by the Approved Business Plan, the incurrence of any indebtedness for borrowed money (excluding replacing, refinancing or amending existing indebtedness), or the making of any guarantee of any such indebtedness;

            (c) determinations regarding the material terms of indebtedness contemplated by the Approved Business Plan, to the extent such terms are not provided for in the Approved Business Plan;

            (d) transactions with any directors or Affiliates of the Company or a Stockholder;

            (e) the declaration, setting aside, making or paying of any dividend or other distribution in respect of the Common Stock or equity interests of the Company, or the purchase or redemption, directly or indirectly, of such shares or equity interests (other than pursuant to this Agreement and the 1998 Stock Incentive Plan (and related agreements));

            (f) sales by the Company of Common Stock or other equity interests of the Company to FPSH or its Affiliates, unless the other holders of Common Stock, Options and Co-Investment Rights as of the Effective Date (who continue through such time to own such equity) are offered the right to purchase a pro rata amount of Common Stock or other equity interests of the Company on the same terms as FPSH or its Affiliates;

            (g) the amendment of the Certificate or Bylaws of the Company, to the extent such amendment adversely affects Mr. Romo's rights in a manner different from the effect on the other holders of Common Stock or other equity interests of the Company or to the extent such amendment eliminates Mr. Romo's approval rights contained in this Section 5.3.2 or Section 5.3.3 or Mr. Romo's rights regarding the Board of Directors of the Company (contained in Section 5.2); and

            (h)   the entry into any agreement with respect to the foregoing.

            5.3.3 Additional Romo Approval Rights. In addition to those approval rights set forth in Section 5.3.2., if FPSH controls a majority of the Board of Directors of the Company and the Company has not experienced a Target Default, in addition to approval by a majority of the Board of Directors of the Company, Mr. Romo's approval shall be required to approve any of the following actions by the Company:

            (a) the sale, transfer or other disposition of assets or businesses of the Company or its subsidiaries with a value greater than $250,000 individually, or $1,000,000 in the aggregate during any rolling twelve-month period (other than inventory in the ordinary course), other than as specifically contemplated by the Approved Business Plan;

            (b) annual business plans, operating plans and strategic plans to the extent they modify the Approved Business Plan, including, without limitation, increasing, decreasing or shifting financial allocations, commitments or expenditures in an amount greater than $250,000 individually, or $1,000,000 in the aggregate;

            (c) the amendment, modification or waiver of any terms of any outstanding security of the Company or its subsidiaries; and

            (d)   the entry into any agreement with respect to the foregoing.

            If the Company has experienced a Target Default, FPSH shall consult with and take into account Mr. Romo's views relating to clauses (a) through (d) of this Section 5.3.3.

            5.4 Information Rights. Each of Mr. Romo and FPSH shall have full access to all information regarding the Company, its operations and its personnel, irrespective of whether Mr. Romo or FPSH controls the Board of Directors of the Company, provided, however, that no access provided pursuant hereto shall interfere unreasonably with the operations of the Company.

                                   ARTICLE VI

                             BUSINESS OPPORTUNITIES

      6.1 Business Investment Offers. None of the Romo Persons or any of their respective Affiliates, on the one hand, nor FPSH or any of its Affiliates, on the other hand, shall own or acquire any assets used in, or any equity interest of any Person engaged in, the development, production or marketing of fruit or vegetable seeds (the "Business"), unless such Person or its Affiliate first offers (a "Business Investment Offer") the opportunity to acquire such assets or equity interest to the Company at the same price and on substantially the same terms and conditions (as such terms and conditions may be revised from time to time) as (or more favorable terms and conditions than) are available to such Person or its Affiliate. The offering Person or Affiliate shall notify the Company in writing, in reasonable detail (which writing may be a preliminary term sheet setting forth the general terms and conditions of the proposed transaction), of any Business Investment Offer and shall provide to the Company such information as the Company may reasonably request in order to evaluate such offer, subject to any confidentiality agreement or other restriction applicable to the offering Person or Affiliate.

      6.2 Company Determinations. Subject to Article V of this Agreement, the determination by the Company as to whether to accept or decline any Business Investment Offer shall be made by a majority vote of the Board of Directors of the Company, provided, however, that if (a) the Business Investment Offer is rejected by a majority of the Board of Directors of the Company, (b) the directors nominated by the Person who makes or whose Affiliate makes the Business Investment Offer voted to reject the Business Investment Offer, and (c) the Business Investment Offer would not have been rejected but for the vote of the directors referred to in clause (b), then the Person or Affiliate making such Business Investment Offer shall not be permitted to acquire the assets or equity interests covered by the Business Investment Offer. Any determination regarding a Business Investment Offer shall be communicated to the offering Person in writing within 20 Business Days of receipt by the Company of the Business Investment Offer.

      6.3 Permitted Opportunity. If (a) the Company declines such Business Investment Offer (other than under the circumstances described in the proviso of the first sentence of Section 6.2), (b) the Company accepts such Business Investment Offer and fails, following good faith, active negotiations by the third-party seller with respect thereto, to enter into a binding agreement with such third-party seller to effect such acquisition of or investment in the assets or equity interest, or (c) the Company enters into a binding agreement with the third-party seller, but fails, after good faith efforts, within 180 days of the date of the binding agreement to complete such acquisition or investment, then the Person who made such offer, or any Affiliate of such Stockholder, shall be free (but only if the seller has acted in good faith with respect to its dealings with the Company in connection with the matters referred to in the foregoing clauses (b) and (c)) to effect such acquisition or investment within 180 days thereafter.

      6.4 Exceptions. The limitations contained in this Article VI shall not apply to, and no Business Investment Offer shall be required in connection with the ownership or acquisition of: (a) an equity interest that constitutes less than 5% of the outstanding equity of any Person, provided, however, that such stock is listed on a national or international securities exchange or national market system; (b) less than 5% in value of any instrument of indebtedness of a Person engaged, directly or indirectly, in the Business; (c) the whole or any part of an acquired Person or business which carries on the Business, where less than 15% of such Person's revenues and net income are generated by the Business, and such Romo Person or its Affiliates or FPSH or its Affiliates, as the case may be, will dispose of such Business within one year of its acquisition, provided that such disposition may be delayed pending receipt of required regulatory approvals.

      6.5 Affiliates of FPSH. The restrictions on Affiliates of FPSH contained in this Article VI shall not apply to publicly-held portfolio companies of Fox Paine & Co., LLC.

                                   ARTICLE VII

                                  MISCELLANEOUS

      7.1   Term.

            7.1.1 This Agreement shall become effective (the "Effective Date") simultaneously with the closing of the transactions under the FPSH Stock Purchase Agreement, provided, however, that the provisions of Sections 5.1.1 and
5.1.2 relating to efforts by Mr. Paine and Mr. Romo to mutually agree upon an Annual Business Plan for fiscal year 2004 (and, to the extent applicable, for the 2003 Stub Period) and a Three-Year Business Plan for fiscal years 2004, 2005 and 2006 (and, to the extent applicable, for the 2003 Stub Period) shall be effective as of the date of this Agreement.

            7.1.2 The rights and obligations of, and restrictions on, the Stockholders under Article II (Restrictions on Transfers of Stock) and Article V (Corporate Governance) shall terminate on the five-year anniversary of the Effective Date (subject, however, to all obligations of the parties hereto which must be fulfilled prior to such event); provided, however, that the rights of NML, ABP, PGGM and their PS Permitted Transferees contained under Section 2.6 shall terminate on the later of (x) the five-year anniversary of the Effective Date and (y) the occurrence of an IPO (subject, however, to all obligations of the parties hereto which must be fulfilled prior to such event). The rights and obligations of, and restrictions on, the Stockholders under Article IV (Management Investors Put and Call Rights) shall terminate upon the occurrence of an IPO (subject, however, to all obligations of the parties hereto which must be fulfilled prior to such event). The rights and obligations of, and restrictions on, the Romo Persons and their Affiliates, on the one hand, and FPSH and its Affiliates, on the other hand, under Article VI (Business Opportunities) shall terminate at such time as FPSH and its Affiliates, together with the Romo Persons, the Romo Transferees and their Affiliates, own less than a majority of the Common Stock of the Company on a fully diluted basis. Notwithstanding the foregoing, in the event the Company enters into any agreement to merge with or into any other Person or adopts any other plan of recapitalization, consolidation, reorganization or other restructuring transaction as a result of which the Stockholders (including FPSH and any Affiliates thereof) shall own less than a majority of the outstanding voting power of the entity surviving such transaction, this Agreement shall terminate.

            7.1.3 Notwithstanding anything in Section 7.1.2 to the contrary, the provisions contained in Article III (Registration Rights) shall continue to remain in full force and effect until the earlier to occur of the 20th anniversary of the date hereof and the date on which there are no longer any Registrable Securities outstanding or issuable or thereafter available for or subject to issuance to any Stockholder upon exercise or conversion of any Options, Co-Investment Rights, other rights or other convertible securities; provided, however, that the provisions of Section 3.3 shall survive termination pursuant to Section 7.1.2 or this Section 7.1.3.

      7.2 No Voting or Conflicting Agreements. No Stockholder shall grant any proxy or enter into or agree to be bound by any voting trust with respect to the Common Stock nor, at any time, shall any Stockholder enter into any stockholder agreements or arrangements of any kind with any Person with respect to the Common Stock inconsistent with the provisions of this Agreement (whether or not such agreements and arrangements are with other Stockholders or holders of Common Stock that are not parties to this Agreement). The foregoing prohibition includes, but is not limited to, agreements or arrangements with respect to the acquisition, disposition or voting of shares of Common Stock inconsistent with the provisions of this Agreement. No Stockholder shall act, at any time, for any reason, as a member of a group or in concert with any other Persons in connection with the acquisition, disposition or voting of shares of Common Stock in any manner that is inconsistent with the provisions of this Agreement.

      7.3 Ownership Interests in Certain Persons. Schedule III hereto contains a list of (a) the stockholders of each of CAI, Emprima, Park and the Rights Holder and (b) the settlor and beneficiaries of the ARG Trust. Each of CAI, Emprima, Park, the Rights Holder and ARG Trust hereby represents and warrants that Schedule III contains a true and complete list of its respective stockholders or (in the case of the ARG Trust) beneficiaries and settlor. Mr. Romo hereby covenants that each of the Romo Persons shall at all times be controlled by Mr. Romo, another Romo Person or a Romo Transferee.

      7.4 Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and, accordingly, agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement. Any remedy under this Section 7.4 is subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

      7.5 Notices. All notices, statements, instructions or other documents required to be given hereunder shall be in writing and shall be given either personally or by overnight courier or by telecopy, addressed to the Company at its principal offices and to the other parties at their addresses (with copies as indicated) reflected on the signature pages hereto. Each party hereto, by written notice given to the other parties hereto in accordance with this Section 7.5, may change the address to which notices, statements, instructions or other documents are to be sent to such party. All notices, statements, instructions and other documents hereunder that are mailed or telecopied shall be deemed to have been given on the date of mailing or, in the case of telecopying, upon confirmation of receipt.

      7.6   Representative Capacity.

            7.6.1 Fox Paine Capital Fund II, L.P. shall appoint a representative (the "FPSH Representative") as the representative of FPSH to act on behalf of FPSH in accordance with this Agreement, provided, however, that Fox Paine Capital Fund II, L.P. may replace the representative at any time so long as notice of such replacement is provided in accordance with Section 7.5 of this Agreement.

            7.6.2 The Bondholder SPC, Marcela Gonzalez, the Rights Holder, CAI, Emprima, Park, the Pulsar Administration and Payment Trust, Savia and the ARG Trust hereby appoint Mr. Romo as their representative to act on their behalf in accordance with this Agreement, provided, however, that they may replace Mr. Romo as their representative at any time after Mr. Romo's death or disability so long as notice of such replacement is provided in accordance with Section 7.5 of this Agreement.

      7.7 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties, and their respective permitted successors and assigns. If any Stockholder or any Transferee of any Stockholder shall acquire any shares of Common Stock in any manner, whether by operation of law or otherwise, such shares shall be held subject to all of the terms of this Agreement, and, by taking and holding such shares, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

      7.8 Recapitalizations and Exchanges Affecting Common Stock. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to Common Stock, to any and all shares of capital stock or equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of, Common Stock, or that may be issued by reason of any stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification or otherwise. Upon the occurrence of any of such events, numbers of shares and amounts hereunder and any other appropriate terms shall be appropriately adjusted, as determined in good faith by the Board of Directors of the Company.

      7.9   Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

            (a) This Agreement shall be governed and construed and enforced in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

            (b) The parties hereto hereby agree and consent to be subject to the exclusive jurisdiction of the courts of the State of Delaware sitting in the County of New Castle and the United States District Court for the State of Delaware in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, (i) any objection that it may now or hereafter have to laying venue of any suit, action or proceeding brought in such courts, and (ii) any claim that any suit, action or proceeding brought in such courts has been brought in an inconvenient forum.

            (c) Each of the Management Investors, the ARG Trust, CAI, Emprima, Park, Marcela Gonzalez, the Bondholder SPC, Mr. Romo, the Pulsar Administration and Payment Trust, Savia, the Rights Holder, ABP and PGGM irrevocably appoints CT Corporation Systems, which currently maintains an office at 2711 Centerville Road, Suite 400, Wilmington, Delaware, 19808, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding. So long as any party hereto has any obligation under this Agreement, it will maintain a duly appointed agent in the State of Delaware for the service of such process or summons, and if it fails to maintain such an agent, any such process or summons may be served by mailing a copy thereof by registered mail, or a form of mail substantially equivalent thereto, addressed to it at its address as provided for notices hereunder.

            (d) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

      7.10 Descriptive Headings, Etc. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires, references to "hereof," "herein," "hereby," "hereunder" and similar terms shall refer to this entire Agreement.

      7.11 Amendment. Except as otherwise provided herein, this Agreement may not be amended or supplemented, except by an instrument in writing signed by the Company, each representative appointed pursuant to Section 7.6 and by Stockholders holding a majority of the then outstanding shares of Common Stock held by all Stockholders; provided, however, that any amendment, supplement or modification of this Agreement that adversely affects the rights and obligations of the Stockholders generally under Section 2.6 shall also require the approval of FPSH and a majority of the outstanding shares of Common Stock held by the Stockholders party hereto; and provided, further, that any amendment, supplement or modification of this Agreement that adversely affects the rights and obligations of any Stockholder (an "Affected Holder") or group thereof, as a class, differently than those of the other Stockholders shall also require the approval of Affected Holders holding a majority of the outstanding shares of Common Stock held by all such Affected Holders. The foregoing notwithstanding,
(a) the Company, without the consent of any other party hereto, may amend
Schedule I and the signature pages hereto, in order to add any other Management Investor or other party that becomes a holder of Common Stock or securities convertible into or exercisable for Common Stock, and (b) the Rights Holder and FPSH may, without the consent of any other party hereto, amend or waive the terms of vesting of the Hurdle Co-Investment Rights contained herein.

      7.12 Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Upon the determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect their original intent as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

      7.13 Further Assurances. The parties hereto shall from time to time execute and deliver all such further documents and do all acts and things as the other parties may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement, including, to the extent necessary or appropriate, using all reasonable efforts to cause the amendment of the Certificate or the Bylaws of the Company in order to provide for the enforcement of this Agreement in accordance with its terms. In furtherance and not in limitation of the foregoing, in the event of any amendment, modification or termination of this Agreement in accordance with its terms, the Stockholders shall cause the Board of Directors of the Company to meet within 30 days following such amendment, modification or termination or as soon thereafter as is practicable for the purpose of amending the Certificate and Bylaws of the Company, as may be required as a result of such amendment, modification or termination, and, to the extent required by law, proposing such amendments to the Stockholders entitled to vote thereon, and such action shall be the first action to be taken at such meeting.

      7.14 Complete Agreement; Counterparts. This Agreement (together with the Stock Incentive Plans and the other agreements referred to herein and therein) constitutes the entire agreement and supersede all other agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter hereof. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      7.15 Certain Transactions and Fees. The parties hereto agree that each of Fox Paine & Company, LLC and the Rights Holder shall have the right to receive the fees provided for in the Management Fee Letter Agreement, of even date herewith, by and among the Company, Fox Paine &Company, LLC and the Rights Holder.

      7.16 No Third-Party Beneficiaries. The provisions of this Agreement shall be only for the benefit of the parties to this Agreement, and no other Person (other than any indemnified party with respect to Section 3.3 and other than as provided in Section 2.4 and Section 7.15) shall have any third-party beneficiary or other right hereunder.

      7.17 Sophisticated Investors. Each of the Stockholders hereby represents that it has acquired Common Stock, Co-Investment Rights, Options, Warrants or other equity securities of the Company for investment purposes only, and not with a view to, or for, any public resale or other distribution thereof. Each of the Stockholders is an "accredited investor" as such term is defined in the regulations promulgated under the Securities Act and by reason of its business and financial experience, it has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in Common Stock, Co-Investment Rights, Options, Warrants or other equity securities of the Company, is able to bear the economic risk of such investment and is able to afford a complete loss of such investment.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               SEMINIS, INC.

                               By:     /s/ Enrique Osorio
                                  ----------------------------------------------
                                  Name:      Enrique Osorio
                                  Title:     Treasurer Vice President

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               FOX PAINE CAPITAL FUND II, L.P.

                               By: Fox Paine Capital Fund II GP, LLC,
                                       its general partner
                                   By: Fox Paine Capital Management II, LLC,
                                       its manager

                               By:     /s/ Dexter Paine
                                  ----------------------------------------------
                                  Name:    Dexter Paine
                                  Title:   Manager
                                  Address: c/o Fox Paine & Company, LLC
                                           950 Tower Lane, Suite 1150
                                           Foster City, CA  94404
                                  Fax No.: (650) 295-4032

                                  With copies to:

                                           Wachtell, Lipton, Rosen & Katz
                                           51 West 52nd Street
                                           New York, New York 10019
                                           Attention:  Mitchell S. Presser, Esq.
                                           Fax No.:  212-403-2000

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               FOX PAINE CAPITAL FUND II,
                                   CO-INVESTORS, L.P.

                               By: Fox Paine Capital Fund II GP, LLC,
                                       its general partner
                                   By: Fox Paine Capital Management II, LLC,
                                       its manager

                               By:     /s/ Dexter Paine
                                  ----------------------------------------------
                                  Name:    Dexter Paine
                                  Title:   Manager
                                  Address: c/o Fox Paine & Company, LLC
                                           950 Tower Lane, Suite 1150
                                           Foster City, CA  94404
                                  Fax No.: (650) 295-4032

                                  With copies to:

                                           Wachtell, Lipton, Rosen & Katz
                                           51 West 52nd Street
                                           New York, New York  10019
                                           Attention:  Mitchell S. Presser, Esq.
                                           Fax No.:  212-403-2000

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               E AND A `J' TRUST

                               By: Fox Paine Capital Fund II GP, LLC,
                                       its general partner
                                   By: Fox Paine Capital Management II, LLC,
                                       its manager

                               By:     /s/ Dexter Paine
                                  ----------------------------------------------
                                  Name:    Dexter Paine
                                  Title:   Manager
                                  Address: c/o Fox Paine & Company, LLC
                                           950 Tower Lane, Suite 1150
                                           Foster City, CA  94404
                                  Fax No.: (650) 295-4032

                                  With copies to:

                                           Wachtell, Lipton, Rosen & Katz
                                           51 West 52nd Street
                                           New York, New York  10019
                                           Attention:  Mitchell S. Presser, Esq.
                                           Fax No.:  212-403-2000

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               FPC INVESTMENT GP

                               By: Fox Paine Capital Fund II GP, LLC,
                                       its general partner
                                   By: Fox Paine Capital Management II, LLC,
                                       its manager

                               By:     /s/ Dexter Paine
                                  ----------------------------------------------
                                  Name:    Dexter Paine
                                  Title:   Manager
                                  Address: c/o Fox Paine & Company, LLC
                                           950 Tower Lane, Suite 1150
                                           Foster City, CA  94404
                                  Fax No.: (650) 295-4032

                                  With copies to:

                                           Wachtell, Lipton, Rosen & Katz
                                           51 West 52nd Street
                                           New York, New York  10019
                                           Attention:  Mitchell S. Presser, Esq.
                                           Fax No.:  212-403-2000

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               FPSH COINVESTMENT FUND I, LLC

                               By: Fox Paine Capital Fund, II GP, LLC,
                                   its Manager

                               By:     /s/ Dexter Paine
                                  ----------------------------------------------
                                  Name:    Dexter Paine
                                  Title:   Manager
                                  Address: c/o Fox Paine & Company, LLC
                                           950 Tower Lane, Suite 1150
                                           Foster City, CA  94404
                                  Fax No.: (650) 295-4032

                                  With copies to:

                                           Wachtell, Lipton, Rosen & Katz
                                           51 West 52nd Street
                                           New York, New York  10019
                                           Attention:  Mitchell S. Presser, Esq.
                                           Fax No.:  212-403-2000

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               FPSH COINVESTMENT FUND II, LLC

                               By: Fox Paine Capital Fund, II GP, LLC,
                                   its Manager

                               By:     /s/ Dexter Paine
                                  ----------------------------------------------
                                  Name:    Dexter Paine
                                  Title:   Manager
                                  Address: c/o Fox Paine & Company, LLC
                                           950 Tower Lane, Suite 1150
                                           Foster City, CA  94404
                                  Fax No.: (650) 295-4032

                                  With copies to:

                                           Wachtell, Lipton, Rosen & Katz
                                           51 West 52nd Street
                                           New York, New York  10019
                                           Attention:  Mitchell S. Presser, Esq.
                                           Fax No.:  212-403-2000

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               FPSH COINVESTMENT FUND III, LLC

                               By: Fox Paine Capital Fund, II GP, LLC,
                                   its Manager

                               By:     /s/ Dexter Paine
                                  ----------------------------------------------
                                  Name:    Dexter Paine
                                  Title:   Manager
                                  Address: c/o Fox Paine & Company, LLC
                                           950 Tower Lane, Suite 1150
                                           Foster City, CA  94404
                                  Fax No.: (650) 295-4032

                                  With copies to:

                                           Wachtell, Lipton, Rosen & Katz
                                           51 West 52nd Street
                                           New York, New York  10019
                                           Attention:  Mitchell S. Presser, Esq.
                                           Fax No.:  212-403-2000

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto caused this instrument to be duly executed on the date first written above.

                               FPSH COINVESTMENT FUND IV, LLC

                               By: Fox Paine Capital Fund, II GP, LLC,
                                   its Manager

                               By:     /s/ Dexter Paine
                                  ----------------------------------------------
                                  Name:    Dexter Paine
                                  Title:   Manager
                                  Address: c/o Fox Paine & Company, LLC
                                           950 Tower Lane, Suite 1150
                                           Foster City, CA  94404
                                  Fax No.: (650) 295-4032

                                  With copies to:

                                           Wachtell, Lipton, Rosen & Katz
                                           51 West 52nd Street
                                           New York, New York  10019
                                           Attention:  Mitchell S. Presser, Esq.
                                           Fax No.:  212-403-2000

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               FPSH COINVESTMENT FUND V, LLC

                               By: Fox Paine Capital Fund, II GP, LLC,
                                   its Manager

                               By:     /s/ Dexter Paine
                                  ----------------------------------------------
                                  Name:    Dexter Paine
                                  Title:   Manager
                                  Address: c/o Fox Paine & Company, LLC
                                           950 Tower Lane, Suite 1150
                                           Foster City, CA  94404
                                  Fax No.: (650) 295-4032

                                  With copies to:

                                           Wachtell, Lipton, Rosen & Katz
                                           51 West 52nd Street
                                           New York, New York  10019
                                           Attention:  Mitchell S. Presser, Esq.
                                           Fax No.:  212-403-2000

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               BANCA AFIRME, S.A., INSTITUCION DE BANCA
                               MULTIPLE, AFIRME GRUPO FINANCIERO, AS TRUSTEE, UNDER THE IRREVOCABLE ADMINISTRATION AND PAYMENT TRUST NUMBER 167-5 (FIDEICOMISO IRREVOCABLE DE ADMINISTRACION Y PAGO NUMERO 167-5)

                               By:     /s/ Ricardo J. Gil
                                  ----------------------------------------------
                                  Name:    Ricardo J. Gil
                                  Title:   Delegado Fiduciario

                               By:     /s/ Beatriz Garzal
                                  ----------------------------------------------
                                  Name:    Beatriz Garzal
                                  Title:   Delegado Fiduciario

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

                               JEAN PIERRE POSA

                               -------------------------------------------------
                               Address:

                               BANCA AFIRME, S.A., INSTITUCION DE BANCA
                               MULTIPLE, AFIRME GRUPO FINANCIERO, AS TRUSTEE, UNDER THE ADMINISTRATION TRUST NUMBER 243-4 (FIDEICOMISO DE ADMINISTRACION NUMBER 243-4)

                               By:     /s/ Ricardo J. Gil
                                  ----------------------------------------------
                                  Name:    Ricardo J. Gil
                                  Title:   Delegado Fiduciario

                               By:     /s/ Beatriz Garzal
                                  ----------------------------------------------
                                  Name:    Beatriz Garzal
                                  Tile:    Delegado Fiduciario

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               CONJUNTO ADMINISTRATIVO
                                  INTEGRAL, S.A. DE C.V.


                               By:     /s/ Heriberto S. Muzza
                                  ----------------------------------------------
                                  Name:    Heriberto S. Muzza
                                  Title:   Attorney-in-Fact


                               By:     /s/ [Authorized Signatory]
                                  ----------------------------------------------
                                  Name:    [Authorized Signatory]
                                  Title:   Attorney-in-Fact

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               DESARROLLO CONSOLIDADO DE
                                  NEGOCIOS, S.A. de C.V.

                               By:     /s/ Gustavo Romo Garza
                                  ----------------------------------------------
                                  Name:    Gustavo Romo Garza
                                  Title:   Attorney-in-Fact

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               EMPRIMA, S.A. DE C.V.

                               By:     /s/ Heriberto S. Muzza
                                  ----------------------------------------------
                                  Name:    Heriberto S. Muzza
                                  Title:   Attorney-in-Fact

                               By:     /s/ [Authorized Signatory]
                                  ----------------------------------------------
                                  Name:    [Authorized Signatory]
                                  Title:   Attorney-in-Fact

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               THE IRREVOCABLE ADMINISTRATION AND PAYMENT TRUST NUMBER 131-4 ENTERED INTO BY BANCA AFIRME, S.A., INSTITUClON DE BANCA MULTIPLE, AFIRME GRUPO FINANCIERO, IN ITS CAPACITY AS TRUSTEE AND PULSAR INTERNACIONAL, S.A. DE C.V., EXECUTED ON JULY 23, 2001, AS AMENDED

                               By:     /s/ Ricardo J. Gil
                                  ----------------------------------------------
                                  Name:    Ricardo J. Gil
                                  Title:   Delegado Fiduciario

                               By:     /s/ Beatriz Garzal
                                  ----------------------------------------------
                                  Name:    Beatriz Garzal
                                  Tile:    Delegado Fiduciario

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               PARK FINANCIAL GROUP LTD.

                               By:     /s/ Bernardo Jimenez
                                  ----------------------------------------------
                                  Name:    Bernardo Jimenez
                                  Title:   Authorized Officer

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, parties hereto have caused this instrument to be duly executed on the date first written above.

                               SAVIA, S.A. DE C.V.

                               By:     /s/ Heriberto S. Muzza
                                  ----------------------------------------------
                                  Name:    Heriberto S. Muzza
                                  Title:   Attorney-in-Fact

                               By:     /s/ Jose Luis Martinez
                                  ----------------------------------------------
                                  Name:    Jose Luis Martinez
                                  Title    Attorney-in-Fact

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               SAVIA, S.A. DE C.V.

                               By:     /s/ Bernardo Jimenez
                                  ----------------------------------------------
                                  Name:    Bernardo Jimenez
                                  Title:   Attorney-in-Fact

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parks hereto have caused this instrument to be duly executed on the date first written above.

                               GASPAR ALVAREZ

                                       /s/ Gaspar Alvarez
                               -------------------------------------------------

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               MATEO MAZAL BEJA

                                       /s/ Mateo Mazal Beja
                               -------------------------------------------------

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               FRANCO CAMPANA

                                       /s/ Franco Campana
                               -------------------------------------------------

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               BRUNO FERRARI

                                       /s/ Bruno Ferrari
                               -------------------------------------------------

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               ALFONSO ROMO GARZA

                                       /s/ Alfonso Romo Garza
                               -------------------------------------------------

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               MARCELA GONZALEZ

                                       /s/ Marcela Gonzalez
                               -------------------------------------------------

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               CHARLES EDWARD GREEN

                                       /s/ Charles Edward Green
                               -------------------------------------------------

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               BERNARDO JIMENEZ

                                       /s/ Bernardo Jimenez
                               -------------------------------------------------

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               LUIZ MAIZ

                                       /s/ Luiz Maiz
                               -------------------------------------------------

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               JEAN PIERRE POSA

                                       /s/ Jean Pierre Posa
                               -------------------------------------------------

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               ADRIAN RODRIGUEZ

                                       /s/ Adrian Rodriguez
                               -------------------------------------------------

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               THE NORTHWESTERN MUTUAL LIFE
                                  INSURANCE COMPANY

                               By:     /s/ Mark E. Kishler
                                  ----------------------------------------------
                                  Name:    Mark E. Kishler
                                  Title:   Its Authorized Representative
                                  Address: The Northwestern Mutual Life
                                           Insurance Company
                                           720 East Wisconsin Avenue
                                           Milwaukee, Wisconsin  53202
                                  Fax No.: (414) 665-5714

                                  With copies to:

                                           Schiff Hardin & Waite
                                           6600 Sears Tower
                                           Chicago, Illinois  60606
                                           Attention:  Drew Kling, Esq.
                                           Fax No.:  (312) 258-5700

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               STICHTING PENSIOENFONDS
                               ABP, duly represented by
                               NIB Capital Private Equity
                               N.V.

                               By:     /s/ [Authorized Signatory]
                                  ----------------------------------------------
                                  Name:    [Authorized Signatory]
                                  Title:   Head of Legal Affairs

                               By:     /s/ [Authorized Signatory]
                                  ----------------------------------------------
                                  Name:    [Authorized Signatory]
                                  Title:   Managing Partner

                               Stichting Pensioenfonds ABP
                               c/o NIB Capital Private Equity
                               Jachthavenweg 118
                               1081 KJ AMSTERDAM
                               The Netherlands
                               Attn:  W. Borgdorff
                               Fax:  +31 20 540 7503

                               With copies to:

                               NIB Capital Private Equity
                               600 Fifth Avenue, 17th Floor
                               New York, New York  10020
                               Attn:  Henry Robin/Jason Block
                               Fax:  (212) 332-6241

                               and

                               Ropes & Gray LLP
                               45 Rockefeller Plaza, 11th Floor
                               New York, New York  10111
                               Attn:  Daniel C. Kolb
                               Fax:  (212) 841-5725

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                               STICHTING PENSIOENFONDS
                               VOOR DE GEZONDHEID,
                               GEESTELIJKE EN
                               MAATSCHAPPELIJKE BELANGEN,
                               duly represented by NIB
                               Capital Private Equity N.V.

                               By:     /s/ [Authorized Signatory]
                                  ----------------------------------------------
                                  Name:    [Authorized Signatory]
                                  Title:   Head of Legal Affairs

                               By:     /s/ [Authorized Signatory]
                                  ----------------------------------------------
                                  Name:    [Authorized Signatory]
                                  Title:   Managing Partner

                               Stichting Pensioenfonds de Gezondheid,
                               Geestelijke en Maatschappelijke Belangen
                               c/o NIB Capital Private Equity N.V.
                               Jachthavenweg 118
                               1081 KJ AMSTERDAM
                               The Netherlands
                               Attn:  W. Borgdorff
                               Fax:  +31 20 540 7503

                               With copies to:

                               NIB Capital Private Equity
                               600 Fifth Avenue, 17th Floor
                               New York, New York  10020
                               Attn:  Henry Robin/Jason Block
                               Fax:  (212) 332-6241

                               and

                               Ropes & Gray LLP
                               45 Rockefeller Plaza, 11th Floor
                               New York, New York 10111
                               Attn:  Daniel C. Kolb
                               Fax:  (212) 841-5725

                         [SIGNATURE PAGE TO AMENDED AND
                        RESTATED STOCKHOLDERS' AGREEMENT]

                                                                       Exhibit A

                        CORPORATE POLICIES AND PROCEDURES
                           ACTIONS REQUIRING APPROVAL

            Neither Seminis, Inc. (the "Company"), any of its subsidiaries nor any of their respective executive officers or employees shall take any of the following actions (i) without the authorization of the Board of Directors of the Company, with respect to items marked "BD," and (ii) without providing information about such action to the Executive Committee and receiving approval from the CEO, with respect to items marked "EC." References to the "Budget" shall be the Approved Business Plan as in effect from time to time in accordance with the Stockholders' Agreement. The items enumerated herein shall not supersede, and shall be subject to, the approval rights set forth in Section 5.3 of the Stockholders' Agreement.

General

1. implement or approve any annual business plans, operating plans and strategic plans for the Company to the extent the modify the Approved Business Plan, or amend any Budget for the Company previously approved by the Board of Directors, if such action must be approved by the Supermajority of the Board of Directors (BD);

2.    enter into any new line of business (BD);

3.    materially amend any Budget (EC);

4. adopt an operating plan or budget (including any marketing, corporate overhead and sales plans or budgets) or any amendment thereto not consistent with the annual Budget (BD);

5. adopt a capital expenditure budget or any amendment thereto not consistent with the annual Budget, as amended from time to time (BD);

6. make, modify or approve plans, practices or policies of the Company or any subsidiary of the Company material to the operations or governance of the Company or its subsidiaries (EC);

7. amend or waive any material term of any agreement or transaction that required, or would have required had such agreement or transaction been entered into after the adoption hereof, Board approval hereunder (BD);

8.    modify the Corporate Policies and Procedures of the Company (BD);

9. cast any votes with respect to non-wholly owned investments or subsidiaries, or grant any proxy with respect to the voting of any shares held by the Company or any subsidiary of the Company as to an action or transaction that would require Board approval hereunder if such action were to be taken by the Company (EC); or

10. authorize, commit or agree to take any action covered hereby, except in accordance with the provisions hereof (BD).

Capital Stock, Debt Securities, Dividends and Shareholders Meetings

1. acquire, repurchase, redeem, cancel, sell, issue or otherwise dispose of any indebtedness (as defined under GAAP) or equity interest of the Company or any of its subsidiaries, or any other securities convertible into or exchangeable for, or any rights, warrants or options to acquire any shares of capital stock of the Company or any of its subsidiaries (other than the issuance of shares of capital stock or securities by wholly owned subsidiaries of the Company, not explicitly provided for in the Budget)
      (BD);

2. declare, set aside, make or pay any dividend or other distribution in respect of the Company's shares or equity interests, or purchase or redeem, directly or indirectly, such shares or equity interests (other than pursuant to the Stockholders' Agreement, the 1998 Stock Incentive Plan (and related agreements) and employment agreements existing on the date hereof) (BD);

3. amend, modify or waive any material term of any outstanding equity security or indebtedness (as defined under GAAP) of the Company or any of its subsidiaries other than such securities or indebtedness of wholly owned subsidiaries owned by the Company and its wholly owned subsidiaries
      (BD); or

4. call, convene, give notice of or hold any meeting of stockholders of the Company, or determine matters, resolutions, proposals to be considered at any meeting of stockholders of the Company (BD).

Reorganizations, Consolidations, Liquidations and Mergers and Acquisitions

1. agree to enter into or consummate any mergers, consolidations, reorganizations, recapitalizations or other business combinations (BD);

2. make any non-binding bid on any acquisition, divestiture, joint venture or alliance in excess of $250,000 (EC);

3. make any acquisition, divestiture, joint venture or alliance or any agreements or commitments relating thereto, involving the commitment or transfer by the Company or any of its subsidiaries of value in excess of $250,000 not explicitly provided for in the Budget (BD);

4. make or dispose of any investment in another entity (other than direct or indirect wholly owned subsidiaries of the Company), not explicitly provided for in the Budget, or cash management in accordance with cash management policies of the Company (BD);

5. commence the termination, liquidation or dissolution of the Company, or enter into any agreement or arrangement relating thereto (BD);

6. propose or institute proceedings to adjudicate the Company or any subsidiary of the Company, as bankrupt, or consent to the filing of a bankruptcy proceeding against the Company or any subsidiary of the Company, or file a petition or answer or consent seeking reorganization of the Company or any subsidiary of the Company under any applicable bankruptcy or insolvency laws, or consent to the filing of any such petition against the Company or any subsidiary of the Company, or consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or any subsidiary of the Company, or make an assignment for the benefit of creditors of the Company or any subsidiary of the Company or admit in writing the Company's or any subsidiary of the Company's inability to pay its debts generally as they become due (BD);

7. propose that the Company or any subsidiary of the Company be wound-up or that any liquidation proceedings be commenced (BD); or

8. adopt or materially amend the cash management policies of the Company and its subsidiaries (EC).

Commercial Transactions

Make, permit or approve any of the following transactions:

1. payments by the Company or any subsidiary of the Company outside the ordinary course of business in excess of $250,000 not otherwise specifically provided for in the Budget (BD);

2. execute any trade, buy or sell, or commit to buy or sell, assets or property with a value in excess of $250,000 in the aggregate outside the ordinary course of business and not otherwise specifically provided for in the Budget (BD);

3. enter into any lease involving (i) payments in excess of $100,000 per year or (ii) obligations of the Company or any of its subsidiaries beyond one year in excess of $250,000 in the aggregate not otherwise specifically provided for in the Budget (BD);

4. capital expenditures in excess of $100,000 not otherwise specifically provided for in the Budget (EC); or

5. effect any transaction outside of the ordinary course of business in excess of $250,000 and not otherwise specifically provided for in the Budget (BD).

Indebtedness and Liens

Make, permit or approve any of the following transactions:

1. mortgage or otherwise encumber or subject to any lien any assets of the Company or any of its subsidiaries (BD); or

2. lend any money or assets of the Company (including any loans made to directors, officers or employees of the Company or any of its subsidiaries), other than incidental amounts, such as travel expenses, not in excess of $500 relating to expenses incurred in the ordinary course of business (BD).

Transactions with Affiliated Parties

1. enter into any transaction with any shareholder, executive officer, director or any affiliate or relative thereof of the Company or of any of its subsidiaries, other than transactions with and among wholly owned subsidiaries or otherwise provided for in the Budget (BD);

2. hire, renew, promote or elect, the chief executive or any other Company executive officers not otherwise approved by the Compensation Committee
      (BD);

3. create new executive officer positions of the Company not otherwise approved by the Compensation Committee (BD);

4. make, amend or approve compensation and benefit plans, programs and policies of the Company or any of its subsidiaries, including option and equity-based or profit sharing plans, or approve any grant under any option or equity-based or profit sharing plan not otherwise approved by the Compensation Committee (BD);

5. make or approve severance agreements or arrangements involving payments by the Company or any of its subsidiaries in excess of $150,000 not otherwise approved by the Compensation Committee (BD);

6. enter into any agreement providing for the indemnification of any officer, director, employee, agent or representative of the Company or indemnification of another company, partnership, joint venture, trust or other enterprise (BD); or

7. purchase or obtain insurance for the benefit of any officer, director, employee, agent or representative of the Company or another company, partnership, joint venture, trust or other enterprise not otherwise explicitly contemplated by the Budget (BD).

Litigation

1. commence or settle litigation with a cost or expected value in excess of $100,000 or otherwise pay, settle, discharge, waive or satisfy any claim, liability or obligation other than the payment, discharge or satisfaction thereof in the ordinary course of business consistent with past practice (the Board may create a separate basket for Seedman's claims) (BD).

Regulatory

1. make any filing with or any report to any regulatory agency relating to or referring to the Company's stockholders or capital structure or, if publicly filed or otherwise reasonably expected to become publicly available, financial circumstances (BD).

Taxation and Audits

1. materially change any of the Company's tax, accounting, bookkeeping or record-keeping principles, elections or positions (BD); or

2. review, accept, approve or change the Company's external auditors or auditors' reports (BD).

Miscellaneous

1.    approve consultant fees or investment banking fees in excess of $250,000
      (BD); or

2. issue any press releases or other public announcements, or give any media interview relating to or referring to the Company's stockholders, financial circumstances or capital structure (BD).

                       GUIDELINES FOR APPROPRIATE CONDUCT

INTRODUCTION

As a company team member, you are expected to accept certain responsibilities, follow acceptable business principles in matters of conduct and exhibit a high degree of integrity at all times. This Guideline covers a wide range of practices. It does not cover every issue that may arise, but it sets out basic principles to guide all employees of Seminis, Inc. and its Subsidiaries (collectively, the "Company").

All of our employees must conduct themselves according to these Guidelines and seek to avoid even the appearance of improper behavior that might be harmful to themselves, co-workers, or the Company; might be viewed unfavorably by current or potential customers; or might be viewed unfavorably by the public at large in any of the many countries where the Company does business or is subject to regulation. Employees, officers, directors and consultants are encouraged to observe the highest standards of professionalism at all times and comply with the practices described below. Although consultants are expected to abide by these Guidelines, they shall act solely as independent contractors and nothing herein contained shall at any time be so construed as to create a relationship of employer and employee, partnership, principal and agent, or joint venturer. Additionally, all contracts the Company shall enter into with its agents following the date on which the Company adopts these Guidelines shall incorporate and attach a copy of these Guidelines, unless specifically approved otherwise in writing by the Company's General Counsel.

1.    Compliance with Laws, Rules and Regulations

Obeying the law, both in letter and in spirit, is the foundation on which this Company's ethical standards are built. All employees must respect and obey the laws of the cities, states and countries in which we operate. Although not all employees are expected to know, the details of these laws, it is important to know enough to determine when to seek advice from higher authorities.

2.    Conflicts of Interest

A "conflict of interest" exists when a person's private interest interferes in any way - or even appears to interfere - with the interests of the Company. A conflict can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. Conflicts of interest may also arise when an employee, officer or director, or members of his or her family, receives personal benefits as a result of his or her position in the Company.

It is almost always a conflict of interest for a Company employee to work simultaneously for a competitor, customer or supplier. You are not allowed to work for a competitor as a consultant or board member. The best policy is to avoid any direct or indirect business connection with our customers, suppliers or competitors, except on our behalf. In addition, engaging in a competitive activity may result in the loss of benefits under your employment agreement, restricted stock units or other incentive awards.

Conflicts of interest are prohibited as a matter of Company policy. Conflicts of interest are not always clear-cut, so if you have a question, or if a situation raises any doubt, you should promptly consult with higher levels of local management or with the Company's General Counsel. Conflicts, or potential conflicts, can often be dealt with if disclosed early and completely.

Employees, officers and directors are prohibited from taking for themselves personally opportunities that are presented or discovered through the use of corporate property, information or position. No employee may use corporate property, information, or position for personal gain, and no employee may compete with the Company, directly or indirectly. Employees, officers and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

3.    Competition and Fair Dealing

We seek to outperform our competition fairly and honestly. We seek competitive advantages through superior performance, never through unethical or illegal business practices. Stealing proprietary information, possessing and using trade secret information that was obtained without the owner's consent, or inducing such disclosures by past or present employees of other companies is prohibited. Each employee should endeavor to respect the rights of and deal fairly with the Company's customers, suppliers, competitors and employees. No employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other intentional unfair-dealing practice.

To maintain the Company's valuable reputation, compliance with our quality processes and safety requirements is essential. In the context of ethics, it is a quality requirement that our products and services be designed and manufactured to meet our obligations to customers. All inspection and testing documents must be handled in accordance with all applicable regulations.

The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers. Employees may never give or receive cash gifts. No gift or entertainment should ever be offered, given, provided or accepted by any Company employee, family member of an employee or permanent consultant unless it is appropriately modest in value; fully consistent with all laws or regulations; is consistent with customary business practices (including the practices of the Company); and cannot be construed as a bribe or improper inducement.

Company employees and permanent consultants may not, under any circumstances, solicit any third party to violate the above on behalf of the Company or any affiliate of the Company.

National laws and international treaties penalize illicit payments, especially to government officials, political figures, and their families. Penalties for violating these obligations can be severe - including imprisonment for individuals and potentially devastating financial penalties and negative publicity for companies. The Company emphasizes its insistence upon scrupulous adherence to all applicable standards regarding gifts and entertainment by all employees, and permanent consultants.

Please discuss with your supervisor any gifts or plans that you are not certain are appropriate.

4.    Discrimination and Harassment

The diversity of the Company's employees is a tremendous asset. We are firmly committed to providing equal opportunity in all aspects of employment and will not tolerate any illegal discrimination or harassment of any kind. Examples include derogatory comments based on racial or ethnic characteristics and unwelcome sexual advances. Employees should immediately report any improper discrimination or harassment to the appropriate supervisor or to the Corporate Vice-President for Human Resources.

5.    Health and Safety

The Company strives to provide each employee with a safe and healthful work environment. Each employee has responsibility for maintaining a safe and healthy workplace for all employees by following safety and health rules and practices and reporting accidents, injuries and unsafe equipment, practices or conditions.

Violence and threatening behavior are not permitted under any circumstances. Employees should report to work in condition to perform their duties, free from the influence of illegal drugs or alcohol. The use of illegal drugs in the workplace will not be tolerated.

6.    Record-Keeping

The Company requires honest and accurate recording and reporting of information in order to make responsible business decisions. Only the true and actual number of hours worked should be reported. Never shift costs to other customers or inappropriate work order numbers.

Many employees regularly use business expense accounts, which must be documented and recorded accurately. If you are not sure whether a certain expense is legitimate, ask your supervisor or your controller. Rules and guidelines are available from the Accounting Department.

All of the Company's books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company's transactions and must conform both to applicable legal requirements and to the Company's system of internal controls. Unrecorded or "off the books" funds or assets should not be maintained unless permitted by applicable law or regulation.

Business records and communications often become public, and we should avoid exaggeration, derogatory remarks, guesswork, or inappropriate characterizations of people and companies that can be misunderstood. This applies equally to e-mail, internal memos, and formal reports. Records should always be retained or destroyed according to the Company's record retention policies. In accordance with those policies, in the event of litigation or governmental investigation please consult the General Counsel.

7.    Confidentiality

Employees must maintain the confidentiality of confidential information entrusted to them by the Company or its customers, except when disclosure is authorized by the General Counsel or required by laws or regulations. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Company or its customers, if disclosed. It also includes information that suppliers and customers have entrusted to us. The obligation to preserve confidential information continues even after employment ends.

8.    Protection and Proper Use of Company Assets

All employees should endeavor to protect the Company's assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company's profitability. Any suspected incident of fraud or theft should be immediately reported for investigation. In no event should Company equipment be used for non-Company business unless expressly authorized by (i) the appropriate supervisors; or (ii) under specific guidelines issued by the Company.

Loyalty to the Company also requires that employees help preserve Company assets, which include physical assets and also proprietary information. Proprietary information includes intellectual property such as trade secrets, patents, trademarks, and copyrights, as well as business, marketing and service plans, engineering and manufacturing ideas, designs, databases, records, salary information and any unpublished financial data and reports. Any unauthorized use or distribution of this information would violate Company policy. It could also be illegal and result in civil or even criminal penalties. All employees should do their best to make sure that Company property under their control is properly used and protected by adequate controls and safeguards.

9.    Payments to Government Personnel

As noted in section 3, national laws and international treaties impose criminal penalties, including extradition and imprisonment, for improper attempts to influence foreign government officials. The U. S. Foreign Corrupt Practices Act ("FCPA") has set a standard that has been or is being adopted by more and more countries and in a number of treaties. The Company reaffirms its commitment to doing business on the highest ethical basis in this context, as in all others. Regardless of what competitors may do (or we may be told they do), no employee may engage in improper payments, gifts or conveying inappropriate advantage to any government official, political party official, or member of their family. The Company will not endorse or ratify any such action.

The Company, through the General Counsel, will provide guidance to employees and permanent consultants on appropriate means of dealing with foreign government officials. If you have any questions about the propriety of a proposed gift, payment, service or request, please consult your local management or the General Counsel.

10.   Waivers of the Code of Business Conduct and Ethics

The Company discourages waivers of this Code except in extraordinary circumstances. Any waiver of this Code for executive offices or directors may be made only by a Supermajority of the Board of Directors (as defined in the Amended and Restated Stockholders' Agreement, dated 29, 2003, among the Company and the parties listed on the signature pages thereto) and will be promptly disclosed as required by law. Any waiver of this Code must be documented in writing and included in the books and records of the Company in full.

11.   Reporting any Illegal or Unethical Behavior

Employees are encouraged to talk to their supervisors when in doubt about the best course of action in a particular situation. In the rare instances where it would be inappropriate to discuss the matter with a supervisor, employees are encouraged to contact the General Counsel with any concerns. It is the policy of the Company not to allow retaliation for reports of misconduct by others made in good faith by employees. Employees are expected to cooperate in internal investigations of misconduct.

12.   Compliance Procedures

We must all work to ensure that we follow the guidelines for appropriate conduct. However, in some situations it is difficult to resolve the application of relevant laws, regulations or Company policies to a particular set of circumstances or proposed course of action. Since we cannot anticipate every situation that will arise, it is important that we have a way to approach a new question or problem. These are the steps to keep in mind:

      - Get all the facts. In order to reach intelligent solutions, we must be as fully informed as possible.

      - Discuss the problem with your supervisor. This is the basic guidance for all situations. In many cases, your supervisor will have a broader perspective and be more knowledgeable about the question, and will appreciate being brought into the decision making process. Remember that it is your supervisor's responsibility to help solve problems.

      - If necessary, approach the General Counsel or Corporate Vice-President for Human Resources, as applicable under these guidelines. In many cases, they will have a broader perspective and more experience with your questions or concerns.

      - You may report ethical violations in confidence and without fear of retaliation. If your situation requires that your identity be kept secret, reasonable steps will be taken to protect your anonymity. The Company does not permit retaliation of any kind against employees for good faith reports of ethical violations.

      - Always ask first, act later. If you are unsure of what to do in any situation, seek guidance before you act.

                                                                       EXHIBIT B

                        SAMPLE CALCULATION OF IRR HURDLE

IRR Hurdle = (FPSH Invested Capital) (1.26)y (1+.26(d)/365)

where y = the number of full years that have elapsed since the Effective Date and d = the number of days that have elapsed in a partial year

Assuming:

      -     that FPSH Invested Capital = $240,000,000; and

      -     a measurement date three years and 272 days from the Effective Date

IRR Hurdle = ($240,000,000) (1.26) to the power of 3 (1+.26(272)/365) =
$573,109,368.3

                                                                       EXHIBIT C

                                     TARGETS
                              FIGURES IN MILLIONS

                                                                          TOTAL
CONCEPT                           1Q         2Q         3Q        4Q        FY

EBITDA FY2003:
  Quarterly                      (0.9)      52.4       20.2      20.8       92.5
  YTD                            (0.9)      51.5       71.7      92.5
  LTM TARGET                                                     92.5
  LTM MINIMUM                                                    83.3

EBITDA FY2004:
  Quarterly                       0.7       53.0       27.0      28.8      109.5
  YTD                             0.7       53.7       80.7     109.5
  LTM TARGET                     94.1       94.7      101.5     109.5
  LTM MINIMUM                    84.7       85.2       91.4      98.6

EBITDA FY2005:
  Quarterly                       1.0       58.0       32.0      35.4      126.4
  YTD                             1.0       59.0       91.0     126.4
  LTM TARGET                    109.8      114.8      119.8     126.4
  LTM MINIMUM                    98.8      103.3      107.8     113.8

EBITDA FY2006:
  Quarterly                       1.1       62.9       34.7      38.4      137.1
  YTD                             1.1       64.0       98.7     137.1
  LTM TARGET                    126.5      131.4      134.1     137.1
  LTM MINIMUM                   113.8      118.3      120.7     123.4

EBITDA FY2007:
  Quarterly                       1.2       67.4       37.2      41.1      146.9
  YTD                             1.2       68.6      105.7     146.9
  LTM TARGET                    137.2      141.7      144.2     146.9
  LTM MINIMUM                   123.5      127.5      129.7     132.2

"EBITDA" shall mean for any period, Operating Income (Loss) as defined in U.S. GAAP for such period plus all amounts deducted in arriving at such Operating Income (Loss) amount in respect of (a) all amounts properly charged for depreciation of fixed assets and amortization of intangible assets during such period, (b) legal, professional and other fees incurred in connection with Seminis' efforts to refinance its debt, or related to the recapitalization, merger and privatization transactions, (c) one-time expenses related to severance payments under certain management employment contracts, (d) 50% of security and incremental personal travel expenses related to Mr. Romo that do not exceed $2,425,000, (e) non-cash expenses related to the Restricted Stock Units as defined in the Stockholders' Agreement, (f) management fees paid to Fox Paine and Mexican SPC, (g) one-time expenses related to restructuring plans, (h) noncash charges for the impairment of long-lived assets, (i) minus (in the case of gains) or plus (in the case of losses) on sale of assets, and (j) restricted stock award charges incurred in the Company's fiscal year ended September 30, 2002.

                                                                       EXHIBIT D

                               RESTRICTED PERSONS

SEMINIS GLOBAL COMPETITORS

Syngenta
Limagrain
Sakata
Takii
Nunza /Bayer (Sunseeds &Nunheims)
Bejo
Rijk Zwaan
Hazera
Heinz (Heinzseed)

SEMINIS REGIONAL COMPETITORS:

Brotherton
Bakker Brothers
Enza Zaden
De Ruiter
Nong Woo
Known-You
Alliance
Topseed
Isla
Feltrin
Hortec
Daehnfeldt

                                                                      SCHEDULE I

HOLDINGS OF COMMON STOCK, OPTIONS, WARRANTS AND CO-INVESTMENT RIGHTS AFTER CLOSING OF TRANSACTIONS CONTEMPLATED BY MERGER AGREEMENT AND FPSH STOCK PURCHASE AGREEMENT

      The individual holdings of Common Stock of each Stockholder immediately after the closing of the transactions contemplated in the Merger Agreement and the FPSH Stock Purchase Agreement (not assuming the exercise of any Options, Warrants or Co-Investment Rights) are as follows:

                                                                    Number of
                                                                    Shares of
                                                                   Common Stock
                                                                   Held After
            Name                                                     Closing
            ----                                                     -------
Fox Paine Capital Fund II, L. P. .............................      34,833,237

Fox Paine Capital Fund II Co-Investors, L.P...................         830,222

E and A `J' Trust ............................................         252,676

FPC Investment GP ............................................         180,483

FPSH Coinvestment Fund I, LLC ................................         147,058

FPSH Coinvestment Fund II, LLC ...............................       2,352,941

FISH Coinvestment Fund III, LLC...............................         590,000

FPSH Coinvestment Fund IV, LLC................................       1,470,588

FPSH Coinvestment Fund V, LLC.................................       7,352,941

Emprima, S.A. de C.V..........................................       4,365,257

Irrevocable Administration and Payment Trust Number
131-4 entered into by Banca Afirme, S.A., Institution
de Banca Multiple, Afirme Grupo Financiero, in its
capacity as Trustee and Pulsar International, S.A. de
C.V., executed on July 23, 2001, as amended ............             3,844,117

Banca Afirme, S.A., Institution de Banca Multiple,
Afirme Grupo Financiero, as Trustee, under the
Administration Trust Number 243-4 (Fideicomiso de
Administration).........................................             3,606,666

Park Financial Group .........................................       1,000,000

Banca Atirme, S.A., Institution de Banca Multiple,
Afirme Grupo Financiero, as trustee, under the
Irrevocable Administration and Payment Trust Number
167-5 (Fideicomiso Irrevocable de Administration y Pago
Numero 167-5)...........................................               900,737

Marcela Gonzalez .............................................         805,598

Conjunto Administrativo Integral, S.A. de. C.V................          42,000

Gaspar Alvarez ...............................................          36,103

Bernardo Jimenez Barrera .....................................           8,000

Franco Campana ...............................................          13,208

Bruno Ferrari ................................................       1,010,047

Charles Edward Green .........................................         3 1,608

Adrian Rodriguez Macedo ......................................          18,378

Luis Maiz.....................................................         195,000

Mateo Mazal ..................................................          53,000

Jean Pierre Posa..............................................          22,014
------------                                                      -------------
Total                                                               63,961,879

                                                                      SCHEDULE I

            The individual holdings of Co-Investment Rights immediately after the closing of the transactions contemplated in the Merger Agreement and the FPSH Stock Purchase Agreement are as follows:

                                                               Number of
                                                         Co-Investment Rights
      Name                                                Held After Closing
      ----                                                ------------------
Desarrollo Consolidado de Negocios, S.A. de C.V...      14,453,036 (vested)

Desarrollo Consolidado de Negocios, S.A. de C.V...      16,560,091 (unvested)

Fox Paine Capital Fund II, L.P....................       1,197,958 (unvested)

Fox Paine Capital Fund II Co-Investors, L.P.......          28,552 (unvested)

E and A `J' Trust.................................           8,690 (unvested)

FPC Investment GP.................................           6,207 (unvested)

FPSH Coinvestment Fund I, LLC.....................           5,058 (unvested)

FPSH Coinvestment Fund II, LLC....................          80,921 (unvested)

FPSH Coinvestment Fund III, LLC...................          20,291 (unvested)

FPSH Coinvestment Fund IV, LLC....................          50,575 (unvested)

FPSH Coinvestment Fund V, LLC.....................         252,877 (unvested)

                                                                      SCHEDULE I

      The individual holdings of Warrants immediately after the closing of the transactions contemplated in the Merger Agreement and the FPSH Stock Purchase Agreement are as follows:

                                                                  Number of
                                                                Warrants Held
      Name                                                      After Closing
      ----                                                      -------------
The Northwestern Mutual Life Insurance Company.......         2,980,839 (vested)
Stichting Pensioenfonds ABP .........................           638,719 (vested)
Stichting Pensioenfonds Voor De Gezondheid,
Geestelijke En Maatschappelijke Belangen.............           106,491 (vested)
FPSH Coinvestment Fund I ............................           147,059 (vested)

                                                                      SCHEDULE I

      The individual holdings of Options immediately after the closing of the transactions in the contemplated FISH Stock Purchase Agreement are as set forth below. All of the following Options are vested.

                                                                             # OF        # OF        # OF
                                  GRANT         GRANT           ISO/        OPTIONS    OPTIONS     OPTIONS       REMAINING
      EMPLOYEE NAME               DATE          PRICE           NQSO        GRANTED    EXERCISE   FORFEITED       OPTIONS
      -------------               ----          -----           ----        -------    --------   ---------       --------
Jimenez Barrera, Bernardo       10/15/99        7.625           NQSO          3,000                                 3,000
Jimenez Barrera, Bernardo       10/16/00        1.36            NQSO          3,000                                 3,000
Jimenez Barrera, Bernardo       08/09/01        1.18            NQSO          6,000                                 6,000
Jimenez Barrera, Bernardo       04/08/02        1.28            NQSO         15,000                                15,000

Mazal Beja, Mateo               04/08/02        1.28            NQSO         15,000                                15,000

Rodriguez Macedo, Adrian        08/09/01        1.18            NQSO          6,000                                 6,000
Rodriguez Macedo, Adrian        04/08/02        1.28            NQSO         15,000                                15,000

Alvarez Martinez, Gaspar        08/29/00        1.56            ISO           1,200                                 1,200
Alvarez Martinez, Gaspar        10/16/00        1.36            ISO           4,000                                 4,000
Alvarez Martinez, Gaspar        08/09/01        1.18            ISO          15,000                                15,000
Alvarez Martinez, Gaspar        04/08/02        1.28            ISO         141,540                               141,540

Campana, Franco                 10/15/99        7.625           ISO           2,750                                 2,750
Campana, Franco                 08/29/00        1.56            ISO           2,298                                 2,298
Campana, Franco                 10/16/00        1.36            ISO           7,000                                 7,000
Campana, Franco                 08/09/01        1.18            ISO          15,000                                15,000
Campana, Franco                 04/08/02        1.28            ISO          85,965                                85,965

Ferrari, Bruno                  07/01/98        18.71           NQSO         14,100                                14,100
Ferrari, Bruno                  10/15/99        7.625           ISO          16,500                                16,500
Ferrari, Bruno                  08/29/00        1.56            NQSO         27,243                                27,243
Ferrari, Bruno                  10/16/00        1.36            NQSO         15,000                                15,000
Ferrari, Bruno                  08/09/01        1.18            NQSO         25,000                                25,000
Ferrari, Bruno                  04/08/02        1.28            NQSO        241,875                               241,875

Green, Charles E                07/01/98        18.71           ISO           5,741                                 5,741
Green, Charles E                10/15/99        7.625           ISO           8,000                                 8,000
Green, Charles E                08/29/00        1.56            ISO          25,272                                25,272
Green, Charles B                10/16/00        1.36            ISO          15,000                                15,000
Green, Charles E                08/09/01        1.18            ISO          25,000                                25,000
Green, Charles E                04/08/02        1.28            ISO         135,370                               135,370

Posa Mambour, Jean-Pierre       07101/98        18.71           ISO           5,364                                 5,364
Posa Mambour, Jean-Pierre       10/15/99        7.625           NQSO          7,000                                 7,000
Posa Mambour, Jean-Pierre       08/29/00        1.56            NQSO         11,794                                11,794
Posa Mambour, Jean-Pierre       10/16/00        1.36            NQSO          7,000                                 7,000
Posa Mambour, Jean-Pierre       08/09/01        1.18            NQSO         15,000                                15,000
Posa Mambour, Jean-Pierre       04108/02        1.28            NQSO         83,345                                83,345

Romo Garza, Alfonso Carlos      10/15/99        7.625           NQSO         80,000                                80,000
Romo Garza, Alfonso Carlos      10/16/00        1.36            NQSO         80,000                                80,000
Romo Garza, Alfonso Carlos      08/09/01        1.18            NQSO         96,000                                96,000
Romo Garza, Alfonso Carlos      04/08/02        1.28            NQSO        460,715                               460,715
-------------------------------------------------------------------------------------------------------------------------
Total                                                                     1,738,072                             1,738,072
-------------------------------------------------------------------------------------------------------------------------

                                                                     SCHEDULE II

                      OWNERSHIP INTERESTS IN CERTAIN PERSON

a.    STOCKHOLDERS

CAI:

Alfonso Romo Garza
Gerardo Mahuad Mendez

Emprima:

CAI,
Desarrollo Empresarial Regiomontano, S.A. de C.V.
Alejandro Torres Quiroga

Park.

Crescent Investment Services, Ltd.

DCN:

Gustavo Romo Garza
Mateo Mazal Beja

b.    BENEFICIARIES AND SETTLOR OF THE ARG TRUST

SETTLOR:

Alfonso Romo Garza

Beneficiaries:

California Commerce Bank
Aladin, N.V.
Servasa, S.A. de C.V.